                                    SCHEDULE
                                       14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

                               CONSTELLATION FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

CONSTELLATION CLOVER CORE VALUE FUND                             CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
CONSTELLATION CLOVER SMALL CAP VALUE FUND                        CONSTELLATION PITCAIRN TAXABLE BOND FUND
CONSTELLATION CLOVER CORE FIXED INCOME FUND                      CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND   CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND         CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND
CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND                  CONSTELLATION TIP MID CAP FUND
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND                    CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
CONSTELLATION PITCAIRN SELECT VALUE FUND                         CONSTELLATION INTERNATIONAL EQUITY FUND
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND                   CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
CONSTELLATION PITCAIRN SMALL CAP FUND

                                EACH, A SERIES OF

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders (the "Special Meeting") of the above-reference funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Constellation Funds (the "Trust"). The Special Meeting is scheduled for February 10, 2006. If you are a shareholder of record of a Fund as of the close of business on December 1, 2005, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting, on a number of proposals to: (i) approve a new investment advisory agreement for each Fund; (ii) approve new investment sub-advisory agreements for the Funds; and (iii) elect a board of trustees for the Trust (collectively, the "Proposals").

On November 18, 2005, Constellation Investment Management Company, LP, the current investment adviser to each of the Funds, and certain of its affiliates (collectively, "CIMCO") entered into an agreement (the "Agreement") with Touchstone Advisors, Inc. ("Touchstone") pursuant to which Touchstone would acquire CIMCO's business as investment adviser and administrator to the Funds (the "Transaction"). The Transaction is expected to be completed on or about February 15, 2006. The Transaction will result in the assignment of the advisory agreement currently in effect between CIMCO and the Trust, on behalf of the Funds (the "Current Advisory Agreement"), which will result in its automatic termination as required by applicable law. As a result, in anticipation of the Transaction, the Board of Trustees (the "Board") of the Trust has approved a new advisory agreement between Touchstone and the Trust, on behalf of each of the Funds (the "New Advisory Agreement"), pursuant to which Touchstone will effectively replace CIMCO as investment adviser to the Funds. The Board's approval of Touchstone as investment adviser to the Funds was made subject to the successful closing of the Transaction pursuant to the terms of the Agreement. In addition, the approval of Touchstone as investment adviser with respect to each Fund is subject to approval of the New Advisory Agreement by the shareholders of that Fund.

The Transaction also will result in the automatic termination of each of the sub-advisory agreements currently in effect between CIMCO and the various sub-advisers to the Funds (collectively, the "Current Sub-Advisory Agreements"). The Board has also approved new sub-advisory agreements between Touchstone and each of the current sub-advisers to the Funds, including two new sub-advisers selected by the Board following the date of the Agreement (collectively, the "New Sub-Advisory Agreements"), each to become effective with respect to a Fund upon the successful closing of the Transaction pursuant to the terms of the Agreement and the approval by the shareholders of the Fund of the applicable New Sub-Advisory Agreement(s). Finally, the Board has considered and nominated four new Trustees (the "Board Nominees") for election to the Board of the Trust. Subject to the successful completion of the Transaction, all current members of the Trust's Board of Trustees will resign upon the election of the Board Nominees.

Based on information it received, the Board has determined it to be in the best interests of shareholders to approve, subject to the satisfaction of the contingencies discussed above, (i) the New Advisory Agreement, (ii) the New Sub-Advisory Agreements, and (iii) the Board Nominees to serve as trustees. The Board also recommended that the Proposals be submitted to shareholders for approval.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed one or more proxy cards that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting.

Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-866-242-5742.

Sincerely,



John H. Grady
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

CONSTELLATION CLOVER CORE VALUE FUND                              CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
CONSTELLATION CLOVER SMALL CAP VALUE FUND                         CONSTELLATION PITCAIRN TAXABLE BOND FUND
CONSTELLATION CLOVER CORE FIXED INCOME FUND                       CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND    CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND          CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND
CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND                   CONSTELLATION TIP MID CAP FUND
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND                     CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
CONSTELLATION PITCAIRN SELECT VALUE FUND                          CONSTELLATION INTERNATIONAL EQUITY FUND
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND                    CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
CONSTELLATION PITCAIRN SMALL CAP FUND

                                EACH, A SERIES OF

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 10, 2006

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Constellation Funds (the "Trust"), will be held at the offices of Constellation Investment Management Company, L.P. ("CIMCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, on February 10, 2006 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked to:

         (1)      approve a new investment advisory agreement for each Fund;

         (2) approve one or more new investment sub-advisory agreements for each Fund; and

         (3)      elect a board of trustees of the Trust.

All shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on December 1, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                        By Order of the Board of Trustees


                                        ----------------------------
                                        John H. Grady
                                        President

                                        December [__], 2005

CONSTELLATION CLOVER CORE VALUE FUND                                  CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
CONSTELLATION CLOVER SMALL CAP VALUE FUND                             CONSTELLATION PITCAIRN TAXABLE BOND FUND
CONSTELLATION CLOVER CORE FIXED INCOME FUND                           CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND        CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND              CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND
CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND                       CONSTELLATION TIP MID CAP FUND
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND                         CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
CONSTELLATION PITCAIRN SELECT VALUE FUND                              CONSTELLATION INTERNATIONAL EQUITY FUND
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND                        CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
CONSTELLATION PITCAIRN SMALL CAP FUND

                                EACH, A SERIES OF

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 10, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Constellation Funds (the "Trust,") for use at a Special Meeting of Shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Trust, to be held on February 10, 2006 at 10:00 a.m., Eastern time at the offices of Constellation Investment Management Company, LP ("CIMCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). Shareholders of record of the Funds as of the close of business on December 1, 2005 ("Record Date") are entitled to vote at the Special Meeting and will be asked to consider and act on the following proposals (each, a "Proposal" and collectively, the "Proposals"):

-------------- ------------------------------------------------------------------- -----------------------------------
PROPOSAL NO:                      DESCRIPTION OF THE PROPOSAL:                             FUND(S) SOLICITED:
-------------- ------------------------------------------------------------------- -----------------------------------
      1        The approval of a new investment  advisory  agreement  between the  All Funds
               Trust and Touchstone Advisors, Inc.
-------------- ------------------------------------------------------------------- -----------------------------------
    2(a)       The approval of a new sub-advisory agreement between Touchstone     Constellation Small Cap Value
               Advisors, Inc. and Turner Investment Partners, Inc.                 Opportunities Fund
-------------- -------------------------------------------------------------------
    2(b)       The approval of a new sub-advisory agreement between Touchstone
               Advisors, Inc. and Diamond Hill Capital Management, Inc.
-------------- ------------------------------------------------------------------- -----------------------------------
    2(c)       The approval of a new sub-advisory agreement between Touchstone     Constellation TIP Mid Cap Fund
               Advisors, Inc. and Turner Investment Partners, Inc.
-------------- ------------------------------------------------------------------- -----------------------------------
    2(d)       The approval of a new sub-advisory agreement between Touchstone     Constellation TIP Healthcare &
               Advisors, Inc. and Turner Investment Partners, Inc.                 Biotechnology Fund
-------------- ------------------------------------------------------------------- -----------------------------------

-------------- ------------------------------------------------------------------- -----------------------------------
PROPOSAL NO:                      DESCRIPTION OF THE PROPOSAL:                             FUND(S) SOLICITED:
-------------- ------------------------------------------------------------------- -----------------------------------
-------------- ------------------------------------------------------------------- -----------------------------------
    2(e)       The approval of a new sub-advisory agreement between Touchstone     Constellation Clover Core Value
               Advisors, Inc. and Clover Capital Management, Inc.                  Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(f)       The approval of a new sub-advisory agreement between Touchstone     Constellation Clover Small Cap
               Advisors, Inc. and Clover Capital Management, Inc.                  Value Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(g)       The approval of a new sub-advisory agreement between Touchstone     Constellation Clover Core Fixed
               Advisors, Inc. and Clover Capital Management, Inc.                  Income Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(h)       The approval of a new sub-advisory agreement between Touchstone     Constellation Chartwell Ultra
               Advisors, Inc. and Chartwell Investment Partners                    Short Duration Fixed Income Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(i)       The approval of a new sub-advisory agreement between Touchstone     Constellation Chartwell Short
               Advisors, Inc. and Chartwell Investment Partners                    Duration Fixed Income Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(j)       The approval of a new sub-advisory agreement between Touchstone     Constellation HLAM Large Cap
               Advisors, Inc. and Hilliard Lyons Asset Management                  Quality Stock Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(k)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn
               Advisors, Inc. and Pitcairn Investment Management                   Diversified Value Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(l)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn
               Advisors, Inc. and Pitcairn Investment Management                   Diversified Growth Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(m)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Select
               Advisors, Inc. and Pitcairn Investment Management                   Value Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(n)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Small Cap
               Advisors, Inc. and Pitcairn Investment Management                   Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(o)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Family
               Advisors, Inc. and Pitcairn Investment Management                   Heritage(R) Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(p)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Taxable
               Advisors, Inc. and Pitcairn Investment Management                   Bond Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(q)       The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Tax-Exempt
               Advisors, Inc. and Pitcairn Investment Management                   Bond Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(r)       The approval of a new sub-advisory agreement between Touchstone     Constellation Sands Capital
               Advisors, Inc. and Sands Capital Management, LLC                    Select Growth Fund
-------------- ------------------------------------------------------------------- -----------------------------------
    2(s)       The approval of a new sub-advisory agreement between Touchstone     Constellation International
               Advisors, Inc. and AXA Rosenberg Investment Management, LLC         Equity Fund
-------------- ------------------------------------------------------------------- -----------------------------------
      3        Election of a Board of Trustees                                     All Funds
-------------- ------------------------------------------------------------------- -----------------------------------

--------------------------------------------------------------------------------
                    INTRODUCTION TO PROPOSAL 1 AND PROPOSAL 2
--------------------------------------------------------------------------------

BACKGROUND INFORMATION. On November 18, 2005, CIMCO and certain of its affiliates entered into an agreement (the "Agreement") with Touchstone Advisors, Inc. ("Touchstone") pursuant to which Touchstone would acquire CIMCO's business as investment adviser and administrator to the Funds (the "Transaction"). The Transaction is expected to be completed on or about February 15, 2006. The Transaction will result in the assignment of the investment advisory agreement currently in effect between CIMCO and the Trust, on behalf of the Funds (the "Current Advisory Agreement"). This assignment of the Current Advisory Agreement will result in its automatic termination pursuant to the terms of the Current Advisory Agreement and as required by applicable law. As a result, in anticipation of the Transaction, the Board of Trustees (the "Board") of the Trust has approved a new investment advisory agreement between Touchstone and the Trust, on behalf of the Funds (the "New Advisory Agreement"), pursuant to which Touchstone would effectively replace CIMCO as investment adviser to the Funds. The Board's approval of Touchstone as investment adviser to the Funds is subject to the successful closing of the Transaction pursuant to the terms of the Agreement. In addition, the approval of Touchstone as investment adviser with respect to a Fund is subject to approval of the New Advisory Agreement by the shareholders of that Fund.

Similar to the effect on the Current Advisory Agreement, the Transaction will result in the automatic termination of each of the investment sub-advisory agreements currently in effect between CIMCO and the various sub-advisers to the Funds (collectively, the "Current Sub-Advisory Agreements"). The Board has also approved new investment sub-advisory agreements between Touchstone and each of the current sub-advisers to the Funds, including two new sub-advisers selected by the Board subsequent to the date of the Agreement (collectively, the "New Sub-Advisory Agreements"), each to become effective with respect to a Fund upon the successful closing of the Transaction pursuant to the terms of the Agreement and the necessary approval by the shareholders of the Funds of the New Sub-Advisory Agreements, respectively.

BOARD CONSIDERATIONS REGARDING THE NEW ADVISORY AGREEMENT. On September 16, 2005, CIMCO informed the Board that it had entered into a letter of intent with Touchstone to work toward a definitive agreement under the terms of which CIMCO would sell substantially all of its assets to Touchstone and propose to the Board that Touchstone replace CIMCO as investment adviser to the Trust. To assist in its consideration of this proposal, the Board requested, through its independent legal counsel, and received from Touchstone, various written materials providing detailed information about: (a) the nature of Touchstone's investment management and other services proposed to be provided to the Funds, as well as those it currently provides to the Touchstone Strategic Trust, Touchstone Tax Free Trust, Touchstone Variable Series Trust and Touchstone Investment Trust (collectively, the "Touchstone Funds"); (b) Touchstone's investment management personnel, including its use of sub-advisers to manage the day-to-day investment operations of the Touchstone Funds and its intention to utilize the Funds' then-current sub-advisers if approved to serve as investment sub-advisers; (c) Touchstone's operations and financial condition; (d) Touchstone's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level and structure of the advisory fees that Touchstone proposed to charge the Funds; (f) Touchstone's comprehensive compliance program and the qualifications of its chief compliance officer and compliance staff; (g) Touchstone's reputation, expertise and resources as an investment adviser; and (h) its future plans for the Funds and Touchstone's past experience in successfully integrating other mutual funds into the Touchstone Funds.

After receiving and reviewing these materials, the Board held an in-person meeting on October 12, 2005 to further discuss the proposal to appoint Touchstone as investment adviser to the Funds. Representatives from Touchstone attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. Touchstone elaborated upon its practice of utilizing sub-advisers for the day-to-day management of the Touchstone Funds' investments, similar to the structure currently used by CIMCO for the Funds, and discussed the manner in which it selected and exercised oversight over sub-advisers. Touchstone further discussed its affiliated entities that would be proposed to provide administration and distribution services to the Funds in conjunction with Touchstone's appointment as adviser. Touchstone provided information about the strength of its current capacity to successfully distribute the Funds to a broader investor base through its existing network of selling dealers and larger captive distribution force. Touchstone provided general information regarding its expected profitability from its relationship with the Funds, and the general complex-wide asset level which was necessary to financially support Touchstone's operational infrastructure. Touchstone also commented on the financial strength of its parent company and the commitment of the entire Touchstone organization to its mutual fund and asset management business. Touchstone's presentation included its preliminary plans to capitalize on the potential efficiencies of combining the Funds and the Touchstone Funds into a single mutual fund complex at some point in the future. The Board also discussed Touchstone's sales charge structure and the fact that Touchstone represented that the current Fund shareholders would be grandfathered in the existing no load structure in the event of such a future reorganization of the Funds into the Touchstone Funds. The Trustees then discussed the written materials that the Board received before the meeting and Touchstone's oral presentation and all other information that the Board received or discussed at the meeting.

The Board held another in-person meeting on October 21, 2005 to further consider the proposal to appoint Touchstone as investment adviser to the Funds, at which time CIMCO provided additional information on the terms of the Agreement and the status of negotiations between CIMCO and Touchstone. The Board then deliberated on the proposal to appoint Touchstone as investment adviser to the Funds in light of all the information it had received. The Independent Trustees (as defined under the section "Other Information"), assisted by their independent legal counsel, met in executive session to discuss the Agreement and the proposal to approve Touchstone as the new investment adviser for the Funds. After deliberating in executive session, the entire Board reconvened to discuss the anticipated benefits to the Funds and the shareholders that were expected as a result of the appointment of Touchstone as investment adviser to the Funds. CIMCO also discussed various alternatives that it had considered in lieu of entering into the arrangement with Touchstone, as well as alternatives it would consider in the event that the Agreement was not consummated.

The Board unanimously determined that the proposal to approve Touchstone as the new investment adviser for the Funds would be in the best interests of the shareholders and the Funds, subject to the successful closing of the Transaction pursuant to the terms of the Agreement. Further, the Board's approval of the New Advisory Agreement was made subject to its receipt of and the opportunity for its counsel to review a definitive form of the Agreement, as well as the execution thereof. At a telephonic Board meeting held on November 22, 2005, CIMCO informed the Board that the Agreement had been executed on November 18, 2005 between and among the various parties, in response to which the Board agreed that this condition of its approval of the New Advisory Agreement had been satisfied.

In determining whether to approve the New Advisory Agreement and to recommend its approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

(i) CIMCO's decision to sell its investment management business and its proposal that the Board appoint Touchstone to succeed CIMCO as adviser to the Funds, and the Board's conclusion that CIMCO's actions appeared reasonable under the circumstances;

(ii) the terms and conditions of the Agreement, and the Board's conclusion that the terms of the Agreement did not involve overreaching by either entity;

(iii) the nature of Touchstone's investment management and other services proposed to be provided to the Funds, and the Board's conclusion that the intended scope of services were satisfactory and comparable to those currently provided by CIMCO;

(iv) Touchstone's intention to continue to utilize the same group of sub-advisers currently responsible for the day-to-day management of the Funds' respective investments, as these may be modified by the Board subsequent to the date of the Agreement, pursuant to its authority under the Trust's "manager of managers" exemptive order, and the Board's conclusion that the preservation of continuity of management would be beneficial to shareholders;

(v) the fees proposed to be paid to Touchstone pursuant to the terms of the New Advisory Agreement, including the fact that these fees would not be subject to performance-based adjustments, and the Board's conclusion that the fees were reasonable in light of the services to be provided;

(vi) Touchstone's representation that performance-based advisory fee adjustments were inconsistent with Touchstone's existing advisory fee structure, the fact that the elimination of the performance-based advisory fee adjustment would result in effective advisory fees for the Funds, respectively, that would be lower than, the same as, or not materially higher than the advisory fees currently paid by the Funds pursuant to the Current Advisory Agreement, and the Board's conclusion that the elimination of performance-based adjustments from the New Advisory Agreement with Touchstone was appropriate under the circumstances and the product of arms-length bargaining between Touchstone and the Trust, and that Touchstone's interests remained adequately aligned with shareholders;

(vii) Touchstone's intention to maintain through at least February 28, 2008 any expense limitation agreements between CIMCO and the Funds then currently in effect at such time that it begins serving as investment adviser to the Funds pursuant to the New Advisory Agreement, and the Board's conclusion that Touchstone's continuation of such expense limitation agreements would be beneficial to shareholders;

(viii) the current and historic asset levels of the Funds, both individually and in the aggregate, and the Board's conclusion that asset levels were not of a sufficient magnitude as to represent a likelihood of economies of scale being realized in the near-term by Touchstone, and, thus, did not deem it necessary to make a determination as to whether the advisory fees proposed to be paid to Touchstone under the New Advisory Agreement made accommodations for such economies of scale;

(ix) the reputation, financial strength and resources of Touchstone and its affiliates and the qualifications and experience of the investment advisory personnel at Touchstone, and the Board's conclusion that Touchstone demonstrated an institutional commitment to the success of its mutual funds, and that personnel resources were adequate based on Touchstone's use of a sub-adviser management model;

(x) Touchstone's description of its substantial distribution resources, and the Board's conclusion that its distribution program, if successful, had the potential to benefit shareholders through the potential for increased Fund assets and potential economies that may result;

(xi) Touchstone's intention to bear all costs and expenses associated with obtaining shareholder approval of the Proposals, and the Board's conclusion that it was appropriate for Touchstone to bear such costs as opposed to such costs being borne by shareholders; and

(xii) Touchstone's intention for current Fund shareholders to be grandfathered from the Touchstone Funds' sales charge structure, in a manner similar to the Funds' existing no load structure, in the event of a future reorganization of the Funds into the Touchstone Funds.

The Board did not consider Touchstone's historical investment performance to be relevant to its considerations because Touchstone intends to use the same group of sub-advisers currently used by CIMCO and, therefore, the Board made no conclusion with regard to Touchstone's performance. Further, the Board did not rely on a comparison of the New Advisory Agreement with other comparable advisory agreements, because the New Advisory Agreement is in the same form and contains the same substantive provisions as the Current Advisory Agreement except, for the elimination of the performance fee adjustments.

In drawing its conclusions with regard to the above factors and determining to approve the New Advisory Agreement, subject to the successful closing of the Transaction pursuant to the terms of the Agreement, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.


BOARD CONSIDERATIONS REGARDING THE NEW SUB-ADVISORY AGREEMENTS.

Similar to its considerations made with regard to the New Advisory Agreement, at a series of in-person Board meetings held on October 12, 2005, October 21, 2005, November 29, 2005 and December 13, 2005, the Board considered and approved new sub-advisory agreements between Touchstone and each of the current sub-advisers to the Funds, except the three current sub-advisers to the Constellation International Equity Fund, and also approved new sub-advisory agreements between Touchstone and two additional sub-advisory firms. Specifically, the Board appointed AXA Rosenberg Investment Management, LLC as sub-adviser to replace the three current sub-advisers to Constellation International Equity Fund, with such replacement to take effect on [DATE]. The Board also appointed Diamond Hill Capital Management, Inc. as an additional sub-adviser to the Constellation Small Cap Value Opportunities Fund, to take effect on [DATE], to supplement the capacity of the Fund's existing sub-adviser.

Because the Board considered the approval of sub-advisory agreements between Touchstone and AXA Rosenberg Investment Management, LLC and Diamond Hill Capital Management, Inc. at the same time it was considering, pursuant to the manager of managers order, the approval of sub-advisory agreements between CIMCO and AXA Rosenberg Investment Management, LLC and Diamond Hill Capital Management, Inc., the Board was provided with various written materials in advance of the November 29, 2005 meeting to assist in its consideration of sub-advisers that provided detailed information about each sub-adviser's: (a) investment management services proposed to be provided to the applicable Fund; (b) investment strategies and investment management personnel; (c) operating history, infrastructure and financial condition; (d) brokerage practices (including any soft dollar arrangements); (e) proposed sub-advisory fees that would be paid to the sub-adviser by the adviser; (f) comprehensive compliance program and the qualifications of its chief compliance officer and compliance staff; and (g) reputation, expertise and resources as an investment manager. CIMCO also provided written and oral information stating the basis for its recommendation to engage the sub-advisers. Representatives from each proposed sub-adviser attended the November 29, 2005 meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The Trustees then discussed the written materials that the Board received before the meeting and each sub-adviser's oral presentation and all other information that the Board received or discussed at the meeting.

Other than with respect to those new sub-advisers to the Constellation International Equity Fund and Constellation Small Cap Value Opportunities Fund as discussed above, the Board did not deem it necessary to request information from each of the existing Sub-Advisers, because the Board concluded that it was sufficiently familiar with the services provided by each Sub-Adviser, its respective personnel and prior performance, as a result of its regular monitoring process, as well as the reports it receives from CIMCO, and the fact that the termination of the Current Sub-Advisory Agreements would occur solely as a result of the Transaction. Further, the terms of each New Sub-Advisory Agreement were substantially identical to those contained in the respective Current Sub-Advisory Agreement, with the exception of the change in effective date and parties and the elimination of performance-based fee adjustments for all Funds except (i) the Constellation Sands Capital Select Growth Fund, which would retain the performance-based fee adjustment; (ii) the Constellation International Equity Fund, which has no performance-based fee adjustment in the Current Sub-Advisory Agreement with AXA Rosenberg Investment Management, LLC; and (iii) the portion of the Constellation Small Cap Value Opportunities Fund allocated to Diamond Hill Capital Management, Inc., which has no performance-based fee adjustment in the Current Sub-Advisory Agreement with Diamond Hill Capital Management, Inc.

For each of the Funds and their respective Sub-Advisers, the Board considered the Fund's performance relative to its benchmark and its peers, the Fund's expense ratios relative to other Funds and the nature and scope of advisory services provided under the Current Sub-Advisory Agreement that are anticipated to carry forward under the New Sub-Advisory Agreement. In addition, Touchstone affirmed that there were no material business arrangements between Touchstone or any of its affiliates and any of the Sub-Advisers that the Board should consider in the course of evaluating a Sub-Adviser's contract.

The Board unanimously determined that the proposals to approve the New Sub-Advisory Agreements for the Funds would be in the best interests of the shareholders and the Funds. In determining whether to approve the New Sub-Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

(i) Touchstone's intention to continue to utilize the same group of Sub-Advisers then-currently responsible for the day-to-day management of the Funds' respective investments at the time it becomes adviser to the Funds, and the Board's conclusion that the preservation of continuity of management would be beneficial to shareholders;

(ii) the nature of each respective Sub-Adviser's investment management services proposed to be provided to the Funds, and the Board's conclusion that the intended scope of services would be identical to those currently provided by that Sub-Adviser pursuant to its respective Current Sub-Advisory Agreement;

(iii) the investment performance that each respective Sub-Adviser had achieved for its Fund in the past, except for the two sub-advisers appointed on December 13, 2005 in which case it considered each sub-adviser's past performance record;

(iv) except with regard to any applicable performance-based adjustment, the fees proposed to be paid by Touchstone to the various Sub-Advisers pursuant to the terms of each New Sub-Advisory Agreement were identical to the fees which the Board had previously approved to be paid by CIMCO to the various Sub-Advisers pursuant to the terms of each Current Sub-Advisory Agreement, and the Board's conclusion that the fees were reasonable in light of the services to be provided;

(v) Touchstone's representation that performance-based sub-advisory fee adjustments were inconsistent with Touchstone's existing sub-advisory fee structure, and the Board's conclusion that the elimination of performance-based adjustments to Sub-Adviser compensation in the New Sub-Advisory Agreements was the product of arms-length bargaining between Touchstone and the Sub-Advisers and would have no impact on Fund expenses since the fees to the Sub-Advisers would be paid by Touchstone, and that the Sub-Adviser's interests remained adequately aligned with shareholders; and

(vi) the current and historic asset levels of the Funds, both individually and in the aggregate, and the Board's conclusion that asset levels were not of a sufficient magnitude as to represent a likelihood of economies of scale being realized in the near-term by any Sub-Adviser, and, thus, did not deem it necessary to make a determination as to whether the sub-advisory fees proposed to be paid to each Sub-Adviser under its respective New Sub-Advisory Agreement made accommodations for such economies of scale.

In drawing its conclusions with regard to the above factors and determining to approve the New Sub-Advisory Agreements, subject to the successful closing of the Transaction pursuant to the terms of the Agreement, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.


--------------------------------------------------------------------------------
           PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Proposal 1 relates to the approval by shareholders of the New Advisory Agreement between the Trust, on behalf of each Fund, and Touchstone. FOR THE REASONS DISCUSSED ABOVE IN THE SUBSECTION ENTITLED "BOARD CONSIDERATIONS REGARDING THE NEW ADVISORY AGREEMENT" CONTAINED IN THE "INTRODUCTION TO PROPOSAL 1 AND PROPOSAL 2," THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

DESCRIPTION OF THE TERMS OF THE NEW ADVISORY AGREEMENT. Under the New Advisory Agreement between the Trust, on behalf of each Fund, and Touchstone, a form of which is attached as Appendix A, Touchstone will supervise the discretionary management and investment program of each Fund. Except as discussed below, the New Advisory Agreement includes terms that are substantially identical to the terms of the Current Advisory Agreement between CIMCO and the Trust with respect to the type and scope of advisory services to be provided to the Trust and the various rights and obligations of the parties. As with the Current Advisory Agreement, the New Advisory Agreement provides that Touchstone will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Touchstone in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Advisory Agreement.

As with the Current Advisory Agreement, the New Advisory Agreement will continue in effect for an initial period of up to two years, and from year to year thereafter, as long as its continuation is approved at least annually by: (i) the Board or; (ii) by vote of a majority of the outstanding shares of the Fund and a majority of the Trustees who are not (a) parties to the New Advisory Agreement or (b) interested persons (for regulatory purposes) of any party to the New Advisory Agreement, provided that such approval by such Trustees is obtained by votes cast in person at a meeting called for the purpose of approving the continuation of the New Advisory Agreement. The New Advisory Agreement is terminable without penalty at any time on 60 days' written notice by the Board, by vote of a majority of the outstanding shares of the Fund, or by Touchstone. The New Advisory Agreement also terminates automatically in the event of any "assignment," as such term is defined in the Investment Company Act of 1940 (the "1940 Act"). The foregoing discussion is qualified in its entirety by reference to the form of the New Advisory Agreement, which is attached to this Proxy Statement as Appendix A.

APPROVAL OF THE NEW ADVISORY AGREEMENT. If approved by the shareholders of a Fund, the New Advisory Agreement will become effective as to that Fund on the date on which the Transaction between Touchstone and CIMCO is consummated. The failure by the shareholders of one or more Fund(s) to approve the New Advisory Agreement will not impact its approval by shareholders of any other Fund. If shareholders of a Fund approve the New Advisory Agreement with Touchstone but do not approve the New Sub-Advisory Agreement with respect to that Fund (see Proposals 2(a) to 2(s)), Touchstone or a qualified affiliate of Touchstone will provide the investment advisory and other services with respect to that Fund, including directly managing the Fund's assets on a day-to-day basis, or may hire another sub-adviser, subject to any necessary shareholder approvals, to manage the Fund's assets on a day-to-day basis subject to Touchstone's overall management and supervision. If shareholders of one or more Fund(s) do not approve the New Advisory Agreement with respect to that Fund, the respective New Sub-Advisory Agreement will also not go into effect - even if it is approved by shareholders of that Fund - and the Board will consider what appropriate action to take with respect to investment management arrangements for that Fund. Such actions may include the consideration as to whether liquidation of the Fund would be appropriate.

DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT. The New Advisory Agreement includes terms that are substantially similar to the terms of the Current Advisory Agreement. Other than the fact that Touchstone will replace CIMCO as the investment adviser, the principal difference between the New Advisory Agreement and the Current Advisory Agreement is the elimination of the performance-based fee adjustment to the investment management fees for each Fund, with the exception of Constellation Sands Capital Select Growth Fund. The comparison of the fee structures under the Current Advisory Agreement and the New Advisory Agreement is discussed below.

The Current Advisory Agreement was last submitted to shareholders of the Constellation Small Cap Value Opportunities Fund, Constellation TIP Mid Cap Fund, Constellation TIP Healthcare, & Biotechnology Fund , Constellation Clover Core Value Fund, Constellation Clover Small Cap Value Fund, Constellation Clover Core Fixed Income Fund, Constellation Chartwell Ultra Short Duration Fixed Income Fund, Constellation Chartwell Short Duration Fixed Income Fund and Constellation Strategic Value & High Income Fund for approval on April 23, 2004, to shareholders of the Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation Pitcairn Taxable Bond Fund, Constellation International Equity Fund and Constellation Pitcairn Tax-Exempt Bond Fund for approval on July 21, 2004, to shareholders of the Constellation HLAM Large Cap Quality Stock Fund for approval on October 1, 2004, and to shareholders of the Constellation Sands Capital Select Growth Fund for approval on August 19, 2005.

INVESTMENT ADVISORY FEES UNDER THE NEW ADVISORY AGREEMENT. Under the New Advisory Agreement, Touchstone will receive a management fee based on a certain percentage of each Fund's average daily net assets, as provided in the table below.

----------------------------------------------------------------------------------- --------------------------------
                                   NAME OF FUND                                             ANNUAL FEE RATE
                                   ------------                                             ---------------
----------------------------------------------------------------------------------- --------------------------------
Constellation Small Cap Value Opportunities Fund                                                 0.95%
----------------------------------------------------------------------------------- --------------------------------
Constellation TIP Mid Cap Fund                                                                   0.80%
----------------------------------------------------------------------------------- --------------------------------
Constellation TIP Healthcare & Biotechnology Fund                                                1.00%
----------------------------------------------------------------------------------- --------------------------------
Constellation Clover Core Value Fund                                                             0.74%
----------------------------------------------------------------------------------- --------------------------------
Constellation Clover Small Cap Value Fund                                                        0.85%
----------------------------------------------------------------------------------- --------------------------------
Constellation Clover Core Fixed Income Fund                                                      0.45%
----------------------------------------------------------------------------------- --------------------------------
Constellation Chartwell Ultra Short Duration Fixed Income Fund                                   0.25%
----------------------------------------------------------------------------------- --------------------------------
Constellation Chartwell Short Duration Fixed Income Fund                                         0.25%
----------------------------------------------------------------------------------- --------------------------------
Constellation HLAM Large Cap Quality Stock Fund                                                  0.75%
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Diversified Value Fund                                                    0.70%
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Diversified Growth Fund                                                   0.70%
----------------------------------------------------------------------------------- --------------------------------

----------------------------------------------------------------------------------- --------------------------------
                                   NAME OF FUND                                             ANNUAL FEE RATE
                                   ------------                                             ---------------
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Select Value Fund                                                         0.70%
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Small Cap Fund                                                            0.70%
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Family Heritage(R) Fund                                                   0.90%
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Taxable Bond Fund                                                         0.40%
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Tax-Exempt Bond Fund                                                      0.30%
----------------------------------------------------------------------------------- --------------------------------
Constellation Sands Capital Select Growth Fund                                         0.85% with a performance
                                                                                    adjustment of +/- 0.15% if the
                                                                                          Fund outperforms or
                                                                                    underperforms the Russell 1000
                                                                                     Growth Index by 2.50% or more
----------------------------------------------------------------------------------- --------------------------------
Constellation International Equity Fund                                                          0.95%
----------------------------------------------------------------------------------- --------------------------------
Constellation Strategic Value & High Income Fund                                                 0.10%
----------------------------------------------------------------------------------- --------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES UNDER THE CURRENT ADVISORY AGREEMENT. Under the Current Advisory Agreement, CIMCO receives a management fee based on a certain percentage of each Fund's average daily net assets, as provided in the table below. The management fee includes a base annual fee rate (listed in column 2) that is subject to a performance adjustment (listed in column 3) if the Fund outperforms or under-performs its benchmark index. When the performance adjustment is applied, CIMCO receives a management fee within the overall fee range, depending on the Fund's performance. Regardless of the relative performance of the Fund, the management fee payable to CIMCO can never be more than the amount indicated in the fee range, and generally will not be less than the amount indicated in the fee range (unless CIMCO agrees to waive a portion of its fee).

With respect to Funds for which Clover Capital Management serves as sub-adviser, the management fee is adjusted in increments (either up or down) relative to performance against the benchmark index. For these Funds, a portion of the performance adjustment applies (again, either up or down) once the minimum relative performance is realized and the full performance adjustment applies only when the maximum relative performance is realized. With respect to all of the other Funds, the management fee is adjusted if the required performance is realized, meaning the entire performance adjustment applies once the Fund outperforms or under-performs the benchmark index by the indicated percentage.

-------------------------------------------- ------------ ----------------------------------------------------------
                                                BASE
                                             ANNUAL FEE
               NAME OF FUND                     RATE                       PERFORMANCE ADJUSTMENT
               ------------                  ----------                    ----------------------
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Small Cap Value                   0.95%     Fee Range: 0.80% to 1.10%
Opportunities Fund                                        Benchmark: Russell 2000 Value Index
                                                          Performance Adjustment Trigger: +/- 3.01%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation TIP Mid Cap Fund                  0.80%*    Fee Range: 0.60% to 0.80%*
                                                          Benchmark: Russell Midcap Index
                                                          Performance Adjustment Trigger: +/- 3.01%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation TIP Healthcare &                  1.00%     Fee Range: 0.75% to 1.25%
Biotechnology Fund                                        Benchmark: S&P 500 Healthcare Index
                                                          Performance Adjustment Trigger: +/- 3.01%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Clover Core Value Fund            0.74%     Fee Range: 0.615% to 0.865%
                                                          Benchmark: Russell 3000 Index
                                                          Minimum Performance Adjustment Trigger: +/- 2.01%
                                                          Maximum Performance Adjustment Trigger: +/- 5.01%
-------------------------------------------- ------------ ----------------------------------------------------------

-------------------------------------------- ------------ ----------------------------------------------------------
                                                BASE
                                             ANNUAL FEE
               NAME OF FUND                     RATE                       PERFORMANCE ADJUSTMENT
               ------------                  ----------                    ----------------------
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Clover Small Cap Value Fund       0.85%     Fee Range: 0.70% to 1.00%
                                                          Benchmark: Russell 2000 Value Index
                                                          Minimum Performance Adjustment Trigger: +/- 2.01%
                                                          Maximum Performance Adjustment Trigger: +/- 5.01%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Clover Core Fixed Income Fund     0.45%     Fee Range: 0.37% to 0.53%
                                                          Benchmark: Lehman Brothers Aggregate Bond Index
                                                          Minimum Performance Adjustment Trigger: +/- 2.01%
                                                          Maximum Performance Adjustment Trigger: +/- 5.01%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Chartwell Ultra Short             0.25%     Fee Range: 0.19% to 0.31%
Duration Fixed Income Fund                                Benchmark: Merrill Lynch Three-Month U.S. Treasury
                                                          Bill Index
                                                          Performance Adjustment Trigger: +/- 0.76%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Chartwell Short Duration          0.25%     Fee Range: 0.19% to 0.31%
Fixed Income Fund                                         Benchmark: Lehman Brothers 1-3 Year U.S. Government
                                                          Bond Index
                                                          Performance Adjustment Trigger: +/- 1.51%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation HLAM Large Cap Quality Stock      0.75%     Fee Range: 0.65% to 0.85%
Fund                                                      Benchmark: Russell 1000 Growth Index
                                                          Performance Adjustment Trigger: +/- 3.01%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Diversified Value        0.70%     Fee Range: 0.60% to 0.80%
Fund                                                      Benchmark: Russell 1000 Value Index
                                                          Performance Adjustment Trigger: +/- 2.00%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Diversified Growth       0.70%     Fee Range: 0.60% to 0.80%
Fund                                                      Benchmark: Russell 1000 Growth Index
                                                          Performance Adjustment Trigger: +/- 2.00%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Select Value Fund        0.70%     Fee Range: 0.60% to 0.80%
                                                          Benchmark: Russell 1000 Value Index
                                                          Performance Adjustment Trigger: +/- 3.00%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Small Cap Fund           0.70%     Fee Range: 0.60% to 0.80%
                                                          Benchmark: Russell 2000 Index
                                                          Performance Adjustment Trigger: +/- 2.50%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Family Heritage(R)       0.90%     Fee Range: 0.80% to 1.00%
Fund                                                      Benchmark: Wilshire 5000 Index
                                                          Performance Adjustment Trigger: +/- 2.50%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Taxable Bond Fund        0.40%     Fee Range: 0.32% to 0.48%
                                                          Benchmark: Lehman U.S. Government Credit Index
                                                          Performance Adjustment Trigger: +/- 1.00%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Pitcairn Tax-Exempt Bond Fund     0.30%     Fee Range: 0.24% to 0.36%
                                                          Benchmark: Lehman Municipal Bond Index
                                                          Performance Adjustment Trigger: +/- 1.00%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Sands Capital Select Growth       0.85%     Fee Range: 0.70% to 1.00%
Fund                                                      Benchmark: Russell 1000 Growth Index
                                                          Performance Adjustment Trigger: +/- 2.50%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation International Equity Fund         0.95%     Fee Range: 0.85% to 1.05%
                                                          Benchmark: MSCI All Country World ex-U.S. Index
                                                          Performance Adjustment Trigger: +/- 2.00%
-------------------------------------------- ------------ ----------------------------------------------------------
Constellation Strategic Value & High            0.10%     Fee Range: 0.05% to 0.15%
Income Fund                                               Benchmark: Russell 2000 Value Index and Merrill Lynch
                                                          High Yield, Cash Pay Index (blend of 50% each)
                                                          Performance Adjustment Trigger: +/- 3.01%
-------------------------------------------- ------------ ----------------------------------------------------------

* The Fund is not currently subject to performance adjustments. The Current Advisory Agreement provides that beginning May 1, 2006, the base annual advisory fee for the Fund would decrease to 0.70% and be subject to the performance adjustment described above.

COMPARISON OF FEE STRUCTURES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT. Under the Current Advisory Agreement, CIMCO is entitled to receive a base investment management fee from each Fund at an annualized rate based on the average daily net assets of the Fund. As indicated in the table above, the base investment management fee with respect to a Fund under the Current Advisory Agreement may be adjusted upward or downward depending on the Fund's performance relative to its stated benchmark. The base investment management fee payable to CIMCO under the Current Advisory Agreement is the same as the investment management fee payable to Touchstone under the New Advisory Agreement. However, with the exception of the investment management fee for the Constellation Sands Capital Select Growth Fund, the investment management fee payable to Touchstone under the New Advisory Agreement is not subject to adjustments for performance.

While the base investment management fees are the same, because the advisory fees payable under the New Advisory Agreement will not be subject to adjustments based on performance, the implementation of the New Advisory Agreement would have the effect of increasing the advisory fee for those Funds whose advisory fees are currently subject to negative performance adjustments. Each of the Constellation Clover Small Cap Fund, Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn Tax-Exempt Bond Fund and Constellation International Equity Fund (the "Adjusted Funds") are currently paying advisory fees that are less than the base amount due to negative performance adjustments.

In order to illustrate the impact of eliminating the performance-based fee adjustment and the implementation of the flat rate fee structure under the New Advisory Agreement on the annual operating expenses for each of the Adjusted Funds, we have provided pro forma Fund fee tables and expense examples. These fee tables and expense examples are designed to assist shareholders in evaluating the Proposal with respect to each of the Adjusted Funds. The expense examples that follow each fee table below are also intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return, that you reinvest all dividends and distributions and that the Fund operating costs remain the same (other than the elimination of the performance adjustment under the New Advisory Agreement) and include fee waivers and expense reimbursements for their current guaranteed duration. All information is based on the Funds' most recent fiscal year ended on September 30, 2005.

CONSTELLATION CLOVER SMALL CAP VALUE FUND - CLASS I SHARES

------------------------------------------------------- -------------------------------- -----------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- -------------------------------- -----------------------------
Investment Advisory Fees                                             0.81%                          0.85%
------------------------------------------------------- -------------------------------- -----------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- -------------------------------- -----------------------------
Other Expenses                                                       0.42%                          0.42%
------------------------------------------------------- -------------------------------- -----------------------------
Total Annual Fund Operating Expenses                                 1.23%                          1.27%
------------------------------------------------------- -------------------------------- -----------------------------

(1) CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example for the Constellation Clover Small Cap Value Fund - Class I Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $125                $390               $676             $1,489
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $129                $403               $697             $1,534
------------------------------------------ ------------------- ------------------- ----------------- -----------------

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND - CLASS II SHARES

------------------------------------------------------- -------------------------------- -----------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- -------------------------------- -----------------------------
Investment Advisory Fees                                             0.69%                          0.70%
------------------------------------------------------- -------------------------------- -----------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- -------------------------------- -----------------------------
Other Expenses                                                       0.52%                          0.52%
------------------------------------------------------- -------------------------------- -----------------------------
Total Annual Fund Operating Expenses                                 1.21%                          1.22%
------------------------------------------------------- -------------------------------- -----------------------------
Less Fee Waivers and Expense Reimbursements(1)                      (0.12%)                        (0.12%)
------------------------------------------------------- -------------------------------- -----------------------------
Net Total Operating Expenses                                         1.09%                          1.10%
------------------------------------------------------- -------------------------------- -----------------------------

(1) CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. Touchstone has agreed to maintain the existing fee waiver and expense limitation through February 28, 2008.

Example for Constellation Pitcairn Diversified Value Fund - Class II Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $111                $366               $647             $1,450
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $112                $362               $646             $1,455
------------------------------------------ ------------------- ------------------- ----------------- -----------------

CONSTELLATION PITCAIRN SELECT VALUE FUND - CLASS II SHARES

------------------------------------------------------- -------------------------------- -----------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- -------------------------------- -----------------------------
Investment Advisory Fees                                             0.69%                          0.70%
------------------------------------------------------- -------------------------------- -----------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- -------------------------------- -----------------------------
Other Expenses                                                       0.55%                          0.55%
------------------------------------------------------- -------------------------------- -----------------------------
Total Annual Fund Operating Expenses                                 1.24%                          1.25%
------------------------------------------------------- -------------------------------- -----------------------------
Less Fee Waivers and Expense Reimbursements(1)                      (0.10%)                        (0.10%)
------------------------------------------------------- -------------------------------- -----------------------------
Net Total Operating Expenses                                         1.14%                          1.15%
------------------------------------------------------- -------------------------------- -----------------------------

(1) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.45% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. Touchstone has agreed to maintain the existing fee waiver and expense limitation through February 28, 2008.

Example for the Constellation Pitcairn Select Value Fund - Class II Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $116                $378               $666             $1,487
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $117                $375               $666             $1,493
------------------------------------------ ------------------- ------------------- ----------------- -----------------

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND - CLASS II SHARES

------------------------------------------------------- -------------------------------- -----------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- -------------------------------- -----------------------------
Investment Advisory Fees                                             0.89%                          0.90%
------------------------------------------------------- -------------------------------- -----------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- -------------------------------- -----------------------------
Other Expenses                                                       0.55%                          0.55%
------------------------------------------------------- -------------------------------- -----------------------------
Total Annual Fund Operating Expenses                                 1.44%                          1.45%
------------------------------------------------------- -------------------------------- -----------------------------
Less Fee Waivers and Expense Reimbursements(1)                      (0.15%)                        (0.15)%
------------------------------------------------------- -------------------------------- -----------------------------
Net Total Operating Expenses                                         1.29%                          1.30%
------------------------------------------------------- -------------------------------- -----------------------------

(1) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. Touchstone has agreed to maintain the existing fee waiver and expense limitation through February 28, 2008.

Example for the Constellation Pitcairn Family Heritage(R) Fund - Class II
Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $131                $434               $766             $1,705
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $132                $427               $762             $1,708
------------------------------------------ ------------------- ------------------- ----------------- -----------------

CONSTELLATION PITCAIRN TAXABLE BOND FUND - CLASS II SHARES

------------------------------------------------------- -------------------------------- -----------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- -------------------------------- -----------------------------
Investment Advisory Fees                                             0.39%                          0.40%
------------------------------------------------------- -------------------------------- -----------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- -------------------------------- -----------------------------
Other Expenses                                                       0.57%                          0.57%
------------------------------------------------------- -------------------------------- -----------------------------
Total Annual Fund Operating Expenses                                 0.96%                          0.97%
------------------------------------------------------- -------------------------------- -----------------------------
Less Fee Waivers and Expense Reimbursements(1)                      (0.07%)                        (0.07%)
------------------------------------------------------- -------------------------------- -----------------------------
Net Total Operating Expenses                                         0.89%                          0.90%
------------------------------------------------------- -------------------------------- -----------------------------

(1) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. Touchstone has agreed to maintain the existing fee waiver and expense limitation through February 28, 2008.

Example for the Constellation Pitcairn Taxable Bond Fund - Class II Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $91                 $296               $521             $1,169
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $92                 $294               $521             $1,176
------------------------------------------ ------------------- ------------------- ----------------- -----------------

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND - CLASS II SHARES

------------------------------------------------------- -------------------------------- -----------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- -------------------------------- -----------------------------
Investment Advisory Fees                                             0.29%                          0.30%
------------------------------------------------------- -------------------------------- -----------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- -------------------------------- -----------------------------
Other Expenses                                                       0.53%                          0.53%
------------------------------------------------------- -------------------------------- -----------------------------
Total Annual Fund Operating Expenses                                 0.82%                          0.83%
------------------------------------------------------- -------------------------------- -----------------------------
Less Fee Waivers and Expense Reimbursements(1)                      (0.13%)                        (0.13%)
------------------------------------------------------- -------------------------------- -----------------------------
Net Total Operating Expenses                                         0.69%                          0.70%
------------------------------------------------------- -------------------------------- -----------------------------

(1) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. Touchstone has agreed to maintain the existing fee waiver and expense limitation through February 28, 2008.

Example for the Constellation Pitcairn Tax-Exempt Bond Fund - Class II Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $70                 $242               $436              $996
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $72                 $237               $433             $1,000
------------------------------------------ ------------------- ------------------- ----------------- -----------------

CONSTELLATION INTERNATIONAL EQUITY FUND - CLASS II SHARES

------------------------------------------------------- ------------------------------- -------------------------------
                                                          Current Advisory Agreement        New Advisory Agreement
------------------------------------------------------- ------------------------------- -------------------------------
Investment Advisory Fees                                            0.94%                           0.95%
------------------------------------------------------- ------------------------------- -------------------------------
Distribution (12b-1) Fees                                            none                            none
------------------------------------------------------- ------------------------------- -------------------------------
Other Expenses                                                      0.70%                           0.70%
------------------------------------------------------- ------------------------------- -------------------------------
Total Annual Fund Operating Expenses                                1.64%                           1.65%
------------------------------------------------------- ------------------------------- -------------------------------
Less Fee Waivers and Expense Reimbursements(1)                     (0.20%)                         (0.20%)
------------------------------------------------------- ------------------------------- -------------------------------
Net Total Operating Expenses                                        1.44%                           1.45%
------------------------------------------------------- ------------------------------- -------------------------------

(1) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July 31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. Touchstone has agreed to maintain the existing fee waiver and expense limitation through February 28, 2008.

Example for the Constellation International Equity Fund - Class II Shares:

------------------------------------------ ------------------- ------------------- ----------------- -----------------
                                                 1 Year             3 Years            5 Years           10 Years
------------------------------------------ ------------------- ------------------- ----------------- -----------------
Current Advisory Agreement                        $147                $487               $863             $1,918
------------------------------------------ ------------------- ------------------- ----------------- -----------------
New Advisory Agreement                            $148                $478               $856             $1,919
------------------------------------------ ------------------- ------------------- ----------------- -----------------

With respect to each of the Funds (except for the Constellation Sands Capital Select Growth Fund), the table below provides: (A) the amount of advisory fees paid to CIMCO pursuant to the Current Advisory Agreement for the Trust's most recently completed fiscal year ended September 30, 2005; (B) the amount of investment management fees the Fund would have paid under the New Advisory Agreement had the New Advisory Agreement been in effect during the same period; and (C) the percentage of increase (or decrease) of investment management fees payable to CIMCO, if any, under the New Advisory Agreement as compared to the Current Advisory Agreement. No information is provided for the Constellation Sands Capital Select Growth Fund in the table below because the fees payable to CIMCO under the Current Advisory Agreement are equal to the fees payable under the New Advisory Agreement, which retains the performance adjustment. In some circumstances, there would be no difference in the amount of sub-advisory fees that CIMCO would receive under the Current Advisory Agreement as compared to the New Advisory Agreement for the fiscal year ended September 30, 2005. In such circumstances, the word "none" appears in Column C in the table below.

---------------------------------------------------- ---------------------- ---------------------- ----------------------
                                                           COLUMN A:              COLUMN B:              COLUMN C:
                                                           ---------              ---------              ---------
                                                       Payments actually     Amount CIMCO would     Percentage increase
                                                       received by CIMCO     have received under       (or decrease)
                       FUND                             under the Current      the New Advisory     payable to CIMCO, if
                       ----                           Advisory Agreement          Agreement                 any
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Small Cap Value Opportunities Fund         $284,015.23            $ 280,783.23              -1.14%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation TIP Mid Cap Fund                            $4,160.25              $ 4,160.25                none
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation TIP Healthcare & Biotechnology Fund        $490,316.46            $ 427,461.46              -12.82%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Clover Core Value Fund                     $753,745.56            $ 721,065.46              -4.34%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Clover Small Cap Value Fund               $4,175,676.93          $ 4,392,956.93              5.20%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Clover Core Fixed Income Fund              $132,502.37            $ 132,502.37               none
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Chartwell Ultra Short Duration Fixed       $880,584.14            $ 880,584.14               none
Income Fund
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Chartwell Short Duration Fixed             $349,709.52            $ 349,709.52               none
Income Fund
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation HLAM Large Cap Quality Stock Fund           $98,778.43             $ 98,778.43               none
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Diversified Value Fund           $1,123,502.57          $ 1,137,203.57              1.22%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Diversified Growth Fund           $787,568.26            $ 787,568.26               none
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Select Value Fund                 $ 445,683.13           $ 451,134.13               1.22%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Small Cap Fund                    $665,875.92            $ 674,059.92               1.23%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Family Heritage(R) Fund           $731,697.29            $ 738,629.29               0.95%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Taxable Bond Fund                 $189,613.06            $ 192,862.06               1.71%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Pitcairn Tax-Exempt Bond Fund              $340,069.86            $ 345,940.86               1.73%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation International Equity Fund                 $ 1,116,518.25         $ 1,126,445.25              0.89%
---------------------------------------------------- ---------------------- ---------------------- ----------------------
Constellation Strategic Value & High Income Fund           $853.43                $ 891.43                 4.45%
---------------------------------------------------- ---------------------- ---------------------- ----------------------

In addition to acting as the investment adviser for the Funds, CIMCO also serves as the administrator for each of the Funds pursuant to an administration agreement (the "Administration Agreement") between the Trust and CIMCO on behalf of each of the Funds. The Administration Agreement provides that CIMCO shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. Under the Administration Agreement, CIMCO shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CIMCO in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Under the Administration Agreement, CIMCO receives a fee for providing the administration services as described above. For the fiscal year ended September 30, 2005, the Funds paid CIMCO the following amounts in administration fees:

--------------------------------------------------------------------- -----------------------------------------------
                                                                             AMOUNT OF FEE PAID TO CIMCO FOR
                                                                      ADMINISTRATION SERVICES FOR FISCAL YEAR ENDED
                                FUND                                                SEPTEMBER 30, 2005
--------------------------------------------------------------------- -----------------------------------------------
Constellation Small Cap Value Opportunities Fund                                       $ 43,413.18
--------------------------------------------------------------------- -----------------------------------------------
Constellation TIP Mid Cap Fund                                                           $ 508.00
--------------------------------------------------------------------- -----------------------------------------------
Constellation TIP Healthcare & Biotechnology Fund                                      $ 62,834.03
--------------------------------------------------------------------- -----------------------------------------------
Constellation Clover Core Value Fund                                                   $ 143,186.97
--------------------------------------------------------------------- -----------------------------------------------
Constellation Clover Small Cap Value Fund                                              $ 759,990.92
--------------------------------------------------------------------- -----------------------------------------------
Constellation Clover Core Fixed Income Fund                                            $ 43,299.97
--------------------------------------------------------------------- -----------------------------------------------
Constellation Chartwell Ultra Short Duration Fixed Income Fund                         $ 518,013.14
--------------------------------------------------------------------- -----------------------------------------------
Constellation Chartwell Short Duration Fixed Income Fund                               $ 205,706.25
--------------------------------------------------------------------- -----------------------------------------------
Constellation HLAM Large Cap Quality Stock Fund                                        $ 19,370.41
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Diversified Value Fund                                          $ 238,876.60
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Diversified Growth Fund                                         $ 165,437.40
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Select Value Fund                                               $ 94,767.09
--------------------------------------------------------------------- -----------------------------------------------
Constellation Sands Capital Select Growth Fund                                         $ 231,446.90
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Small Cap Fund                                                  $ 141,583.25
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Family Heritage(R) Fund                                         $ 120,678.66
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Taxable Bond Fund                                               $ 70,904.25
--------------------------------------------------------------------- -----------------------------------------------
Constellation Pitcairn Tax-Exempt Bond Fund                                            $ 169,570.33
--------------------------------------------------------------------- -----------------------------------------------
Constellation International Equity Fund                                                $ 174,355.13
--------------------------------------------------------------------- -----------------------------------------------
Constellation Strategic Value & High Income Fund                                        $ 1,310.36
--------------------------------------------------------------------- -----------------------------------------------

INFORMATION ABOUT CIMCO. CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, currently serves as the investment adviser to the Funds. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP. As of September 30, 2005, CIMCO had approximately $2.7 billion in assets under management. As the investment adviser to the Funds, CIMCO continuously reviews, supervises and administers the Funds' investment program. CIMCO also ensures compliance with the Funds' investment policies and guidelines.

The name and principal occupation of the directors and principal executive officers of CIMCO are listed below:

------------------------------------- ------------------------------------------------------------------------------
NAME                                  PRINCIPAL OCCUPATION/ TITLE
------------------------------------- ------------------------------------------------------------------------------
John H. Grady(1)                      Chief Executive Officer and Chief Compliance Officer
------------------------------------- ------------------------------------------------------------------------------
Peter J. Moran                        President
------------------------------------- ------------------------------------------------------------------------------
Francis Joseph McAleer                Executive Vice President, Distribution
------------------------------------- ------------------------------------------------------------------------------
Amy Denise Duling                     Executive Vice President, Marketing and Product Management
------------------------------------- ------------------------------------------------------------------------------
John Leven                            Vice President and Chief Financial Officer
------------------------------------- ------------------------------------------------------------------------------

(1)      Mr. Grady is also President and Trustee of the Trust.

The address for each of the above individuals is c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn PA 19312.

INFORMATION ABOUT THE DISTRIBUTOR. Constellation Investment Distribution Company Inc. (the "Distributor"), an affiliate of CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, is the distributor for the Funds. The Distributor does not receive any fees for its services provided to the Funds. In addition, there were no brokerage commissions paid to the Distributor (or any other affiliate of CIMCO) during the Trust's most recently completed fiscal year ended September 30, 2005.

INFORMATION ABOUT TOUCHSTONE. Touchstone is located at 303 Broadway, Suite 1100, Cincinnati, OH, 45202. If approved by shareholders, and subject to the consummation of the Transaction between CIMCO and Touchstone, Touchstone will become the Funds' investment adviser. Touchstone is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western - Southern Mutual Holding Company.

Touchstone is a professional investment management firm founded on December 31, 1993. As of December 1, 2005, Touchstone had approximately $4.2 billion in assets under management. As the investment adviser to the Funds, Touchstone will be responsible for continuously reviewing, supervising and administering the Funds' investment program. Touchstone will also be responsible for ensuring compliance with the Funds' investment policies and guidelines.

Under the terms of the New Advisory Agreement between the Trust and Touchstone, Touchstone appoints and supervises each Fund's Sub-Adviser, reviews and evaluates the performance of the Sub-Advisers and determines whether a Fund's Sub-Adviser should be retained or replaced. Touchstone will, at its own expense, furnish all facilities and personnel necessary in connection with providing these services.

The name and principal occupation of the directors and principal executive officers of Touchstone are listed below:


------------------------------- ------------------------------------------------
Name                            Principal Occupation/ Title
------------------------------- ------------------------------------------------
Jill T. McGruder                President and CEO, IFS
------------------------------- ------------------------------------------------
Terrie A. Wiedenheft            Chief Financial Officer, IFS
------------------------------- ------------------------------------------------
James H. Grifo                  President, Touchstone Investments
------------------------------- ------------------------------------------------
William Dent                    Senior Vice President, Touchstone Investments
------------------------------- ------------------------------------------------


The address for each of the above individuals is c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH, 45202.

INFORMATION ABOUT THE TOUCHSTONE FUNDS. The table below provides information about the Touchstone Funds for which Touchstone serves as investment adviser and that have a similar investment objective to a corresponding Fund within the Trust.

-------------------------------- ------------------------------ ----------------- --------------------------
                                                                 Net Assets of      Investment Management
             Fund                   Similar Touchstone Fund      Touchstone Fund   Fee Payable to Touchstone
-------------------------------- ------------------------------ ----------------- --------------------------
Pitcarin Diversified Value       Value Plus                     $76 million       0.75% on first $100m
                                                                                  0.70% on next $100m
                                                                                  0.65% on next $100m
                                                                                  0.60% over $300m
-------------------------------- ------------------------------ ----------------- --------------------------
Pitcarin Select Value            Value Plus                     $76 million       0.75% on first $100m
                                                                                  0.70% on next $100m
                                                                                  0.65% on next $100m
                                                                                  0.60% over $300m
-------------------------------- ------------------------------ ----------------- --------------------------
HLAM Large Cap Quality Stock     Large Cap Core Equity          $27.8 million     0.65% on first $100m
                                                                                  0.60% on next $100m
                                                                                  0.55% on next $100m
                                                                                  0.50% over $300m
-------------------------------- ------------------------------ ----------------- --------------------------
Sands Capital Select Growth      Large Cap Growth               $864.4 million    0.75% on first $200m
                                                                                  0.70% on next $800m
                                                                                  0.65% over $1 billion
-------------------------------- ------------------------------ ----------------- --------------------------
Pitcairn Diversified Growth      Large Cap Growth               $864.4 million    0.75% on first $200m
                                                                                  0.70% on next $800m
                                                                                  0.65% over $1 billion
-------------------------------- ------------------------------ ----------------- --------------------------
Sands Capital Select Growth      Growth Opportunities           $122.2 million    1.00% on first $50m
                                                                                  0.90% on next $50m
                                                                                  0.80% on next $100m
                                                                                  0.75% over $200m
-------------------------------- ------------------------------ ----------------- --------------------------
Pitcairn Diversified Growth      Growth Opportunities           $122.2 million    1.00% on first $50m
                                                                                  0.90% on next $50m
                                                                                  0.80% on next $100m
                                                                                  0.75% over $200m
-------------------------------- ------------------------------ ----------------- --------------------------
TIP Mid Cap                      Emerging Growth                $963.3 million    0.80%
-------------------------------- ------------------------------ ----------------- --------------------------

TOUCHSTONE SERVICE PROVIDERS. It is anticipated that Integrated Fund Services, Inc., an affiliate of Touchstone, will, upon the consummation of the Transaction, become the administrator for the Funds pursuant to an administration agreement between the Trust, on behalf of each Fund, and Integrated Fund Services, Inc., as approved by the then serving members of the Board. In addition, it is anticipated that Touchstone Securities, Inc., an affiliate of Touchstone, will, upon the consummation of the Transaction, become the distributor for the Funds pursuant to an distribution agreement between the Trust, on behalf of each Fund, and Touchstone Securities, Inc., as approved by the then serving members of the Board. Shareholders are not required to approve such agreements and no such approval is being requested pursuant to this Proxy Statement.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT. In determining whether to approve the New Advisory Agreement and to recommend that shareholders approve the New Advisory Agreement, the Board made inquiries into a number of matters and considered the factors described in the section "Introduction to Proposal 1 and Proposal 2."

BOARD RECOMMENDATION. Based on the factors described previously, the Board recommended the approval of the New Advisory Agreement and determined that the New Advisory Agreement should be submitted to shareholders for their consideration and approval. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board, including all of the Independent Trustees, concluded that approval of the New Advisory Agreement would be in the best interests of each Fund and its shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 1.

--------------------------------------------------------------------------------
         PROPOSAL 2(a)-2(s): THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Proposal 2 is comprised of sub-proposals 2(a)-2(s), which relate to the approval by shareholders of a New Sub-Advisory Agreement between Touchstone and the corresponding Sub-Adviser for each Fund, as provided in the chart below. Constellation Strategic Value and High Income Fund is a "fund of funds" and, therefore, does not have a sub-adviser. Accordingly, there is no sub-proposal for that Fund under Proposal 2.

The sub-proposals for the approval of the New Sub-Advisory Agreements are:

------------- ------------------------------------------------------------------- -----------------------------------
SUB-PROPOSAL
NO:                              DESCRIPTION OF THE PROPOSAL:                             FUND(S) SOLICITED:
------------- ------------------------------------------------------------------- -----------------------------------
    2(a)      The approval of a new sub-advisory agreement between Touchstone     Constellation Small Cap Value
              and Turner Investment Partners, Inc.                                Opportunities Fund
------------- -------------------------------------------------------------------
    2(b)      The approval of a new sub-advisory agreement between Touchstone and Diamond Hill Capital Management, Inc.
------------- ------------------------------------------------------------------- -----------------------------------
    2(c)      The approval of a new sub-advisory agreement between Touchstone     Constellation TIP Mid Cap Fund
              and Turner Investment Partners, Inc.
------------- ------------------------------------------------------------------- -----------------------------------
    2(d)      The approval of a new sub-advisory agreement between Touchstone     Constellation TIP Healthcare &
              and Turner Investment Partners, Inc.                                Biotechnology Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(e)      The approval of a new sub-advisory agreement between Touchstone     Constellation Clover Core Value
              and Clover Capital Management, Inc.                                 Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(f)      The approval of a new sub-advisory agreement between Touchstone     Constellation Clover Small Cap
              and Clover Capital Management, Inc.                                 Value Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(g)      The approval of a new sub-advisory agreement between Touchstone     Constellation Clover Core Fixed
              and Clover Capital Management, Inc.                                 Income Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(h)      The approval of a new sub-advisory agreement between Touchstone     Constellation Chartwell Ultra
              and Chartwell Investment Partners                                   Short Duration Fixed Income Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(i)      The approval of a new sub-advisory agreement between Touchstone     Constellation Chartwell Short
              and Chartwell Investment Partners                                   Duration Fixed Income Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(j)      The approval of a new sub-advisory agreement between Touchstone     Constellation HLAM Large Cap
              and Hilliard Lyons Asset Management                                 Quality Stock Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(k)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn
              and Pitcairn Investment Management                                  Diversified Value Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(l)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn
              and Pitcairn Investment Management                                  Diversified Growth Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(m)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Select
              and Pitcairn Investment Management                                  Value Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(n)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Small Cap
              and Pitcairn Investment Management                                  Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(o)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Family
              and Pitcairn Investment Management                                  Heritage(R) Fund
------------- ------------------------------------------------------------------- -----------------------------------

------------- ------------------------------------------------------------------- -----------------------------------
SUB-PROPOSAL
NO:                              DESCRIPTION OF THE PROPOSAL:                             FUND(S) SOLICITED:
------------- ------------------------------------------------------------------- -----------------------------------
    2(p)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Taxable
              and Pitcairn Investment Management                                  Bond Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(q)      The approval of a new sub-advisory agreement between Touchstone     Constellation Pitcairn Tax-Exempt
              and Pitcairn Investment Management                                  Bond Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(r)      The approval of a new sub-advisory agreement between Touchstone     Constellation Sands Capital
              and Sands Capital Management, LLC                                   Select Growth Fund
------------- ------------------------------------------------------------------- -----------------------------------
    2(s)      The approval of a new sub-advisory agreement between Touchstone     Constellation International
              and AXA Rosenberg Investment Management, LLC                        Equity Fund
------------- ------------------------------------------------------------------- -----------------------------------

FOR THE REASONS DISCUSSED IN THE SUBSECTION ENTITLED "BOARD CONSIDERATIONS REGARDING THE NEW ADVISORY AGREEMENT" CONTAINED IN THE "INTRODUCTION TO PROPOSAL 1 AND PROPOSAL 2," THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF EACH NEW SUB-ADVISORY AGREEMENT.

DESCRIPTION OF THE TERMS OF THE NEW SUB-ADVISORY AGREEMENTS. Under the terms of each New Sub-Advisory Agreement between Touchstone and a Sub-Adviser, a form of which is attached as Appendix B, the Sub-Adviser, subject to the supervision of Touchstone, manages the corresponding Fund's investment portfolio, and executes the Fund's investment policies. Touchstone generally will supervise the management and investment program of the Fund. Except as described below, each New Sub-Advisory Agreement includes terms that are substantially similar to the terms of the current corresponding sub-advisory agreement (each, a "Current Sub-Advisory Agreement") between CIMCO and the corresponding Sub-Adviser with respect to the type and scope of advisory services to be provided to the Fund and the various rights and obligations of the parties. Each New Sub-Advisory Agreement has provisions for liability of the Sub-Adviser, as well as terms for the continuation and termination of the New Sub-Advisory Agreement that are similar to those contained in the New Advisory Agreement, which are described under Proposal 1.

DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY AGREEMENTS AND THE NEW SUB-ADVISORY AGREEMENTS. Each New Sub-Advisory Agreement includes terms that are substantially similar to the terms of the corresponding Current Sub-Advisory Agreement. With the exception of the Constellation Sands Capital Select Growth Fund, the principal difference between the New Sub-Advisory Agreement and the corresponding Current Sub-Advisory Agreement is the elimination of the performance-based fee adjustment to the sub-advisory fees for each Fund. With respect to the Constellation Sands Capital Select Growth Fund, the terms of the Current Sub-Advisory Agreement are substantially similar to the terms of the New Sub-Advisory Agreement, which retains a modified performance adjustment. With respect to each Fund, Touchstone (and not CIMCO) is the counterparty to the New Sub-Advisory Agreement.

In addition, with respect to the Constellation Pitcairn Diversified Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Value Fund, Pitcairn Small Cap Fund and Pitcairn Family Heritage(R) Fund, the Board has approved sub-advisory fees payable by Touchstone to Pitcairn Investment Management that are the same as a reduced sub-advisory fee schedule approved under the Current Sub-Advisory Agreement between CIMCO and the Sub-Adviser with respect to such Funds, but not yet implemented by CIMCO. For further discussion of the sub-advisory fee arrangements between CIMCO and Pitcairn Investment Management as compared to the sub-advisory fee arrangements between Touchstone and Pitcairn Investment Management, as well as greater detail regarding the comparative sub-advisory fee structures with respect to the other sub-advisers, please see the discussion below contained in the section entitled "Comparison of Fee Structures between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements."

SUB-ADVISORY FEES UNDER THE NEW SUB-ADVISORY AGREEMENTS. Under the New Sub-Advisory Agreements, Touchstone will pay the Sub-Advisers a sub-advisory fee based on a certain percentage of each Fund's average daily net assets, as provided in the table below. The Sub-Advisers' sub-advisory fees will be paid by Touchstone, and not by the Funds directly.

------------------------------------------------ ------------------------------------- -----------------------------
                 NAME OF FUND                                SUB-ADVISER                     ANNUAL FEE RATE
                 ------------                                -----------                     ---------------
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Small Cap Value Opportunities      Turner Investment Partners, Inc.                 0.50%
Fund
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Small Cap Value Opportunities      Diamond Hill Capital Management,         0.55% on the first $50
Fund                                             Inc.                                  million; 0.50% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------
Constellation TIP Mid Cap Fund                   Turner Investment Partners, Inc.                 0.45%
------------------------------------------------ ------------------------------------- -----------------------------
Constellation TIP Healthcare & Biotechnology     Turner Investment Partners, Inc.                 0.50%
Fund
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Clover Core Value Fund             Clover Capital Management, Inc.                  0.37%
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Clover Small Cap Value Fund        Clover Capital Management, Inc.                  0.45%
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Clover Core Fixed Income Fund      Clover Capital Management, Inc.                  0.225%
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Chartwell Ultra Short Duration     Chartwell Investment Partners                    0.125%
Fixed Income Fund
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Chartwell Short Duration Fixed     Chartwell Investment Partners                    0.125%
Income Fund
------------------------------------------------ ------------------------------------- -----------------------------
Constellation HLAM Large Cap Quality Stock Fund  Hilliard Lyons Asset Management                  0.35%
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Diversified Value Fund    Pitcairn Investment Management          0.55% on the first $150
                                                                                       million; 0.40% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Diversified Growth Fund   Pitcairn Investment Management          0.55% on the first $102
                                                                                       million; 0.40% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Select Value Fund         Pitcairn Investment Management           0.55% on the first $61
                                                                                       million; 0.40% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Small Cap Fund            Pitcairn Investment Management           0.55% on the first $90
                                                                                       million; 0.45% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Family Heritage(R) Fund   Pitcairn Investment Management          0.70% on the first $127
                                                                                       million; 0.45% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------

------------------------------------------------ ------------------------------------- -----------------------------
                 NAME OF FUND                                SUB-ADVISER                     ANNUAL FEE RATE
                 ------------                                -----------                     ---------------
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Taxable Bond Fund         Pitcairn Investment Management           0.30% on the first $43
                                                                                       million; 0.25% on the value
                                                                                       of assets above that amount
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Pitcairn Tax-Exempt Bond Fund      Pitcairn Investment Management                   0.25%
------------------------------------------------ ------------------------------------- -----------------------------
Constellation Sands Capital Select Growth Fund*  Sands Capital Management, LLC           0.50% on the first $100
                                                                                         million; 0.45% on assets
                                                                                           above $100 million*
------------------------------------------------ ------------------------------------- -----------------------------
Constellation International Equity Fund          AXA Rosenberg Investment Management      0.50% on the first $200
                                                 LLC                                      million; 0.40% on assets
                                                                                             above $200 million
------------------------------------------------ ------------------------------------- -----------------------------

* Subject to a performance adjustment of +/- 0.15% if the Fund outperforms or underperforms the Russell 1000 Growth Index by 2.50% or more.

SUB-ADVISORY FEES UNDER THE CURRENT SUB-ADVISORY AGREEMENTS. Under the Current Sub-Advisory Agreements, the Board has approved CIMCO's payment to each Sub-Adviser a sub-advisory fee based on a certain percentage of the corresponding Fund's average daily net assets allocated to the Sub-Adviser, as provided in the table below. The sub-advisory fee includes a base annual fee rate (listed in column 2) that is subject to a performance adjustment (listed in column 3) if the Fund outperforms or under-performs its benchmark. When the performance adjustment is applied, the Sub-Adviser will receive a sub-advisory fee within the fee range depending on the performance.

With respect to Funds for which Clover Capital Management serves as sub-adviser, the sub-advisory fee is adjusted in increments (either up or down) relative to performance against the benchmark index. For these Funds, a portion of the performance adjustment applies (again, either up or down) once the minimum relative performance is realized and the full performance adjustment applies only when the maximum relative performance is realized. With respect to all of the other Funds, the sub-advisory fee is adjusted if the required performance is realized, meaning the entire performance adjustment applies once the Fund outperforms or under-performs the benchmark index by the indicated percentage. The sub-advisory fees under the Current Sub-Advisory Agreements are as follows:

---------------------------------- --------------------- ---------------- ------------------------------------------
                                                                                         PERFORMANCE
NAME OF FUND                           SUB-ADVISER          BASE RATE                    ADJUSTMENT
------------                           -----------          ---------                    ----------
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Small Cap Value       Turner Investment         0.50%       Fee Range: 0.3875% to 0.6125%
Opportunities Fund                       Partners                         Benchmark: Russell 2000 Value Index
                                                                          Performance Adjustment Trigger: +/- 3.01%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation TIP Mid Cap Fund      Turner Investment         0.45%       Fee Range: 0.375% to 0.525%*
                                         Partners                         Benchmark: Russell Midcap Index
                                                                          Performance Adjustment Trigger: +/- 3.01%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation TIP Healthcare &      Turner Investment         0.50%       Fee Range: 0.3125% to 0.6875%
Biotechnology Fund                       Partners                         Benchmark: S&P 500 Healthcare Index
                                                                          Performance Adjustment Trigger: +/- 3.01%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Clover Core Value       Clover Capital          0.37%       Fee Range: 0.27% to 0.47%
Fund                                    Management                        Benchmark: Russell 3000 Index
                                                                          Minimum Performance Adjustment Trigger:
                                                                          +/- 2.01%
                                                                          Maximum Performance Adjustment Trigger:
                                                                          +/- 5.01%
---------------------------------- --------------------- ---------------- ------------------------------------------

---------------------------------- --------------------- ---------------- ------------------------------------------
                                                                                         PERFORMANCE
NAME OF FUND                           SUB-ADVISER          BASE RATE                    ADJUSTMENT
------------                           -----------          ---------                    ----------
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Clover Small Cap        Clover Capital          0.45%       Fee Range: 0.3375% to 0.5625%
Value Fund                              Management                        Benchmark: Russell 2000 Value Index
                                                                          Minimum Performance Adjustment Trigger:
                                                                          +/- 2.01%
                                                                          Maximum Performance Adjustment Trigger:
                                                                          +/- 5.01%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Clover Core Fixed       Clover Capital         0.225%       Fee Range: 0.165% to 0.285%
Income Fund                             Management                        Benchmark: Lehman Brothers Aggregate
                                                                          Bond Index
                                                                          Minimum Performance Adjustment Trigger:
                                                                          +/- 2.01%
                                                                          Maximum Performance Adjustment Trigger:
                                                                          +/- 5.01%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Chartwell Ultra           Chartwell            0.125%       Fee Range: 0.08% to 0.17%
Short Duration Fixed Income Fund   Investment Partners                    Benchmark: Merrill Lynch Three-Month
                                                                          U.S. Treasury Bill Index Performance
                                                                          Adjustment Trigger:
                                                                          +/- 0.76%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Chartwell Short           Chartwell            0.125%       Fee Range: 0.08% to 0.17%
Duration Fixed Income Fund         Investment Partners                    Benchmark: Lehman Brothers 1-3 Year U.S.
                                                                          Government Bond Index
                                                                          Performance Adjustment Trigger: +/- 1.51%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation HLAM Large Cap          Hilliard Lyons          0.35%       Fee Range: 0.275% to 0.425%
Quality Stock Fund                   Asset Management                     Benchmark: Russell 1000 Growth Index
                                                                          Performance Adjustment Trigger: +/- 3.01%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn             Pitcairn Investment    0.65% on the    Fee Range: 0.575% to 0.725%
Diversified Value Fund                  Management         first $150     Benchmark: Russell 1000 Value Index
                                                         million; 0.45%   Performance Adjustment Trigger: +/- 2.00%
                                                          on the value
                                                            of assets
                                                           above that
                                                             amount
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn             Pitcairn Investment    0.65% on the    Fee Range: 0.575% to 0.725%
Diversified Growth Fund                 Management         first $102     Benchmark: Russell 1000 Growth Index
                                                         million; 0.45%   Performance Adjustment Trigger: +/- 2.00%
                                                          on the value
                                                            of assets
                                                           above that
                                                             amount
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn Select      Pitcairn Investment    0.65% on the    Fee Range: 0.575% to 0.725%
Value Fund                              Management          first $61     Benchmark: Russell 1000 Value Index
                                                         million; 0.45%   Performance Adjustment Trigger: +/- 3.00%
                                                          on the value
                                                            of assets
                                                           above that
                                                             amount
---------------------------------- --------------------- ---------------- ------------------------------------------

---------------------------------- --------------------- ---------------- ------------------------------------------
                                                                                         PERFORMANCE
NAME OF FUND                           SUB-ADVISER          BASE RATE                    ADJUSTMENT
------------                           -----------          ---------                    ----------
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn Small Cap   Pitcairn Investment    0.65% on the    Fee Range: 0.575% to 0.725%
Fund                                    Management         first $141     Benchmark: Russell 2000 Index
                                                         million; 0.50%   Performance Adjustment Trigger: +/- 2.50%
                                                          on the value
                                                            of assets
                                                           above that
                                                             amount
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn Family      Pitcairn Investment    0.80% on the    Fee Range: 0.725% to 0.875%
Heritage(R) Fund                        Management         first $127     Benchmark: Wilshire 5000 Index
                                                         million; 0.50%   Performance Adjustment Trigger: +/- 2.50%
                                                          on the value
                                                            of assets
                                                           above that
                                                             amount
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn Taxable     Pitcairn Investment    0.30% on the    Fee Range: 0.24% to 0.36%
Bond Fund                               Management          first $43     Benchmark: Lehman U.S. Government Credit
                                                          million; 0.25%  Index Performance Adjustment Trigger:
                                                          on the value    +/- 1.00%
                                                            of assets
                                                           above that
                                                             amount
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Pitcairn             Pitcairn Investment        0.25%       Fee Range: 0.205% to 0.295%
Tax-Exempt Bond Fund                    Management                        Benchmark: Lehman Municipal Bond Index
                                                                          Performance Adjustment Trigger: +/- 1.00%
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation Sands Capital           Sands Capital       0.50% on the    Fee Range: 0.3875% to 0.6125%
Select Growth Fund                      Management         first $100     Benchmark: Russell 1000 Growth Index
                                                         million; 0.45%   Performance Adjustment Trigger: +/- 2.50%
                                                            on assets
                                                           above $100
                                                             million
---------------------------------- --------------------- ---------------- ------------------------------------------
Constellation International           AXA Rosenberg       0.50% on the    None
Equity Fund                             Investment         first $200
                                      Management LLC     million; 0.40%
                                                            on assets
                                                           above $200
                                                             million
---------------------------------- --------------------- ---------------- ------------------------------------------

* The Fund is not currently subject to performance adjustments. The Current Sub-Advisory Agreement provides that, beginning May 1, 2006, the base annual sub-advisory fee for the Fund would be subject to the performance adjustments described above.

COMPARISON OF FEE STRUCTURES BETWEEN THE CURRENT SUB-ADVISORY AGREEMENTS AND THE NEW SUB-ADVISORY AGREEMENTS. As described in the current prospectus for each Fund, CIMCO pays each Sub-Adviser a base sub-advisory fee at an annualized rate based on the average daily net assets of the Fund allocated to the Sub-Adviser. Except as described below, the base sub-advisory fee under each Current Sub-Advisory Agreement equals the sub-advisory fee payable under each New Sub-Advisory Agreement. The rate of the sub-advisory fee payable under each of the Current Sub-Advisory Agreements, however, may be adjusted upwards or downwards if the corresponding Fund outperforms or under-performs its stated benchmark. In contrast, the sub-advisory fees payable under the New Sub-Advisory Agreements will not be adjusted for performance, except for the sub-advisory fees payable under the New Sub-Advisory Agreement for the Constellation Sands Capital Select Growth Fund, which retains a similar performance adjustment.

With respect to Constellation Pitcairn Diversified Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Value Fund, Pitcairn Small Cap Fund and Pitcairn Family Heritage(R) Fund, the Board has approved and the Sub-Adviser has agreed to sub-advisory fees payable by Touchstone to the Sub-Adviser that are lower than the sub-advisory fees payable under the Current Sub-Advisory Agreement between CIMCO and the Sub-Adviser with respect to such Fund(s). With respect to each such Fund, the Board approved such sub-advisory fee reductions under the Current Sub-Advisory Agreement between CIMCO and the Sub-Adviser with respect to such Fund(s) in light of the relative performance of the Fund and the nature and scope of the sub-advisory services provided under the Current Sub-Advisory Agreement. The implementation of such sub-advisory fee reductions is scheduled to take effect upon the consummation of the Agreement. The sub-advisory fees payable to Pitcairn Investment Management pursuant to the terms of the New Sub-Advisory Agreement are identical to those approved by the Board but not yet implemented, as discussed above, and are similarly based on the anticipated nature and scope of sub-advisory services to be provided under the New Sub-Advisory Agreement.

If the sub-advisory fee structure under the New Sub-Advisory Agreements had been in place during the Trust's most recent fiscal year ended September 30, 2005, each Sub-Adviser would have received sub-advisory fees in an amount that would equal, exceed or be less than the amount the Sub-Adviser would have received under the New Sub-Advisory Agreement during the same period, as depicted in the table below. With respect to each of the Funds (except Constellation Strategic Value and High Income Fund, which does not have a sub-adviser), the table below provides: (A) the amount of sub-advisory fees paid to the Sub-Adviser pursuant to the Current Sub-Advisory Agreement for the Trust's most recently completed fiscal year ended September 30, 2005; (B) the amount of sub-advisory fees the Sub-Adviser would have received under the New Sub-Advisory Agreement had the New Sub-Advisory Agreement been in effect during the same period; and (C) the percentage of increase (or decrease) of sub-advisory fees payable to the Sub-Adviser, if any, under the New Sub-Advisory Agreement as compared to the Current Sub-Advisory Agreement.

In some circumstances, there would be no difference in the amount of sub-advisory fees that the Sub-Adviser would receive under the Current Sub-Advisory Agreement as compared to the New Sub-Advisory Agreement for the fiscal year ended September 30, 2005. In such circumstances, the word "none" appears in Column C in the table below.

------------------------------------------------------------ ------------------- ---------------- --------------------
                                                                 COLUMN A:          COLUMN B:          COLUMN C:
                                                                 ---------          ---------          ---------
                                                                                     Amount           Percentage
                                                             Payments actually     Sub-Adviser       increase (or
                                                                received by        would have      decrease) payable
                                                                Sub-Adviser      received under         to the
                                                             under the Current       the New      Sub-Adviser, if any
                           FUND                                  Sub-Advisory      Sub-Advisory
                           ----                                  Agreement          Agreement
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Small Cap Value Opportunities Fund                $ 150,221.94      $ 147,797.83            -2%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation TIP Mid Cap Fund                                   $ 1,555.80        $ 1,555.80            none
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation TIP Healthcare & Biotechnology Fund               $ 251,112.05      $ 213,730.58           -15%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Clover Core Value Fund                            $ 411,092.03      $ 361,864.04           -12%
------------------------------------------------------------ ------------------- ---------------- --------------------

------------------------------------------------------------ ------------------- ---------------- --------------------
                                                                 COLUMN A:          COLUMN B:          COLUMN C:
                                                                 ---------          ---------          ---------
                                                                                     Amount           Percentage
                                                             Payments actually     Sub-Adviser       increase (or
                                                                received by        would have      decrease) payable
                                                                Sub-Adviser      received under         to the
                                                             under the Current       the New      Sub-Adviser, if any
                           FUND                                  Sub-Advisory      Sub-Advisory
                           ----                                  Agreement          Agreement
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Clover Small Cap Value Fund                      $ 2,421,756.72    $ 2,326,245.23           -4%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Clover Core Fixed Income Fund                     $ 66,254.89        $ 66,254.89           none
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Chartwell Ultra Short Duration Fixed Income       $ 440,405.80      $ 440,405.80           none
Fund
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Chartwell Short Duration Fixed Income Fund        $ 174,904.04      $ 174,904.04           none
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation HLAM Large Cap Quality Stock Fund                 $ 76,836.17        $ 58,785.92           -23%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Diversified Value Fund                  $ 1,020,908.73     $ 874,941.78           -14%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Diversified Growth Fund                  $ 710,404.99      $ 603,137.80           -15%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Select Value Fund                        $ 407,988.09      $ 349,345.66           -14%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Sands Capital Select Growth Fund                  $ 771,721.73      $ 771,721.73           none
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Small Cap Fund                           $ 619,896.18      $ 529,698.40           -15%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Family Heritage(R) Fund                  $ 651,498.13      $ 574,609.74           -12%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Taxable Bond Fund                        $ 139,629.45      $ 142,065.84            2%
------------------------------------------------------------ ------------------- ---------------- --------------------
Constellation Pitcairn Tax-Exempt Bond Fund                     $ 283,938.84      $ 288,341.80            2%
------------------------------------------------------------ ------------------- ---------------- --------------------

No information is provided in the table above with respect to AXA Rosenberg Investment Management LLC (the Sub-Adviser to the Constellation International Equity Fund) and Diamond Hill Capital Management, Inc. (one of the two Sub-Advisers for the Constellation Small Cap Value Opportunities Fund) because:
(i) neither one of these two Sub-Advisers served as a Sub-Adviser or received any sub-advisory fees during the fiscal year ended September 30, 2005; and (ii) the sub-advisory fees payable to these two Sub-Advisers under the respective Current Sub-Advisory Agreement are identical to the sub-advisory fees payable to such Sub-Advisers under the respective New Sub-Advisory Agreement.

INFORMATION ABOUT EACH OF THE SUB-ADVISERS. Information is provided below regarding each of the Sub-Advisers for the Funds.

AXA Rosenberg Investment Management LLC ("ARIMCo"), located at 4 Orinda Way, Building E, Orinda, California, 94563, is a registered investment adviser and serves as Sub-Adviser to the Constellation International Equity Fund. ARIMCo is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA France IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Rosenberg Alpha L.P. is controlled by Barr Rosenberg, as their Managing General Partner. Each of these entities may be deemed a controlling person of ARIMCo.

As Sub-Adviser, ARIMCo makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of September 30, 2005, ARIMCo had approximately $70 billion in assets under management. The Sub-Advisory Agreement between CIMCO and ARIMCo is dated [ ], 2005. The Board initially approved ARIMCo to serve as Sub-Adviser to the Fund at its December 13, 2005 meeting and, therefore, ARIMCo did not serve as a Sub-Adviser (and did not receive any sub-advisory fees) at any time during the most recent fiscal year ended September 30, 2005.

The name and principal occupation of the principal executive officers of ARIMCo and its parent company, AXA Rosenberg Group LLC, are listed below.

--------------------------- ---------------------------------------------------------------------------------
NAME                        TITLE AND OCCUPATION
--------------------------- ---------------------------------------------------------------------------------
Stephane Prunet             Global Chief Executive Officer of AXA Rosenberg Group LLC
--------------------------- ---------------------------------------------------------------------------------
Kenneth Reid                Global Chief Investment Officer of AXA Rosenberg Group LLC
--------------------------- ---------------------------------------------------------------------------------
William E. Ricks            Chief Executive Officer and Chief Investment Officer of ARIMCO
--------------------------- ---------------------------------------------------------------------------------
Barr Rosenberg              Chairman of AXA Rosenberg Group LLC
--------------------------- ---------------------------------------------------------------------------------
William R. Wiebe            Global Head of Legal and Compliance of AXA Rosenberg Group LLC
--------------------------- ---------------------------------------------------------------------------------

The address for each person listed above is c/o ARIMCo, 4 Orinda Way, Building E, Orinda, California, 94563.

The table below provides information about other investment companies for which ARIMCo serves as an investment adviser or sub-adviser and which has a similar investment objective to the Constellation International Equity Fund:

--------------------------------------------------------------- ---------------------- ----------------------------
                                                                 NET ASSETS OF OTHER    INVESTMENT MANAGEMENT FEE
     NAME OF OTHER FUND WITH SIMILAR INVESTMENT OBJECTIVE               FUND*             PAYABLE BY OTHER FUND
--------------------------------------------------------------- ---------------------- ----------------------------
Laudus Rosenberg International Equity Fund--MSCI EAFE           $31,000,000            Performance fee with a
benchmark (large cap)                                                                  base fee of 0.356%
--------------------------------------------------------------- ---------------------- ----------------------------

--------------------------------------------------------------- ---------------------- ----------------------------
*As of October 31, 2005
--------------------------------------------------------------- ---------------------- ----------------------------

CHARTWELL INVESTMENT PARTNERS ("Chartwell"), located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, is a registered investment adviser and serves as Sub-Adviser to the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds (the "Constellation Chartwell Funds"). As Sub-Adviser, Chartwell makes investment decisions for the Constellation Chartwell Funds and also ensures compliance with the Constellation Chartwell Funds' investment policies and guidelines. As of November 30, 2005, Chartwell had approximately $5.5 billion in assets under management. The Sub-Advisory Agreement between CIMCO and Chartwell is dated May 7, 2004 and was last approved by shareholders on April 23, 2004 for the purpose of approving a Fund reorganization. During the most recent fiscal year ended September 30, 2005, CIMCO paid Chartwell a total of $440,405.80 in sub-advisory fees for the Constellation Chartwell Ultra Short Duration Fixed Income and $174,904.04 in sub-advisory fees for the Constellation Chartwell Short Duration Fixed Income Fund.

The name and principal occupation of the principal executive officers of Chartwell are listed below.

--------------------------- ---------------------------------------------------------------------------------
NAME                        TITLE AND OCCUPATION
--------------------------- ---------------------------------------------------------------------------------
Winthrop S. Jessup          Managing Partner, Chairman Management Committee
--------------------------- ---------------------------------------------------------------------------------
Timothy J. Riddle           Managing Partner, Chief Executive Officer
--------------------------- ---------------------------------------------------------------------------------
Michael J. McCloskey        Managing Partner, Director of Client Services & Marketing
--------------------------- ---------------------------------------------------------------------------------
Bernard P. Schaffer         Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
David C. Dalrymple          Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Edward N. Antoian           Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Harold A. Ofstie            Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
John A. Heffern             Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Kevin A. Melich             Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Mark J. Cunneen             Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Michael D. Jones            Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Richard M. Behler           Managing Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
G. Gregory Hagar            Partner, Chief Financial Officer, Chief Compliance Officer
--------------------------- ---------------------------------------------------------------------------------
E. Todd Rittenhouse         Partner, Client Services & Marketing
--------------------------- ---------------------------------------------------------------------------------
John E. Andress             Partner, Client Services & Marketing
--------------------------- ---------------------------------------------------------------------------------
Maria E. Pollack            Partner, Director of Client Administration
--------------------------- ---------------------------------------------------------------------------------
John J. Griffin             Partner, Director of Private Asset Management
--------------------------- ---------------------------------------------------------------------------------
Michael J. Nalevanko        Partner, Head Trader
--------------------------- ---------------------------------------------------------------------------------
Babak Zenouzi               Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
Christine F. Williams       Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------
George H. Burwell           Partner, Senior Portfolio Manager
--------------------------- ---------------------------------------------------------------------------------

The address for each person listed above is c/o Chartwell, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

Chartwell does not serve as investment adviser or sub-adviser to any other investment company which has a similar investment objective to a Constellation Chartwell Fund.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, is a registered investment adviser and serves as the Sub-Adviser to the Constellation Clover Small Cap Value, Constellation Clover Core Value, and Constellation Clover Core Fixed Income Funds (the "Constellation Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the Sub-Adviser to the Turner Small Cap Value, Core Value, and Core Fixed Income Funds. Prior to May 1, 2001, Clover Capital served as investment adviser to these Funds. As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Clover Funds and also ensures compliance with the Constellation Clover Funds' investment policies and guidelines. As of November 30, 2005, Clover Capital had approximately $2.5 billion in assets under management. The Sub-Advisory Agreement between CIMCO and Clover Capital is dated May 7, 2004 and was last approved by shareholders on April 23, 2004 for the purpose of approving a Fund reorganization. During the most recent fiscal year ended September 30, 2005, CIMCO paid Clover Capital a total of $2,421,756.72 in sub-advisory fees for the Constellation Clover Small Cap Value Fund, $411,092.03 in sub-advisory fees for the Constellation Clover Core Value Fund, and $66,254.89 in sub-advisory fees for the Constellation Clover Core Fixed Income Fund.

The name and principal occupation of the principal executive officers of Clover Capital are listed below.

------------------------------- -----------------------------------------------------------------------------
NAME                            TITLE AND OCCUPATION
------------------------------- -----------------------------------------------------------------------------
Michael E. Jones                Chief Executive Officer
------------------------------- -----------------------------------------------------------------------------
Stephen J. Carl                 Chief Operating Officer
------------------------------- -----------------------------------------------------------------------------

The address for each person listed above is c/o Clover Capital, 400 Meridian Centre, Suite 200, Rochester, NY 14618.

The table below provides information about other investment companies for which Clover Capital serves as an investment adviser or sub-adviser and which has a similar investment objective to a Fund:

---------------------------- --------------------------------- ------------------ --------------------------
                             NAME OF OTHER FUND WITH SIMILAR     NET ASSETS OF        SUB-ADVISORY FEES
           FUND                    INVESTMENT OBJECTIVE           OTHER FUND        PAYABLE BY OTHER FUND
---------------------------- --------------------------------- ------------------ --------------------------
Constellation Clover Small   MassMutual Select Small Company   $578,000,000       0.60% on first $100
Cap Value Fund               Value Fund (co-sub-adviser)       as of 12/5/05      million of allocated
                                                                                  assets
                                                                                  0.55% on next $100
                                                                                  million of allocated
                                                                                  assets
                                                                                  0.50% on allocated
                                                                                  assets over $200 million
---------------------------- --------------------------------- ------------------ ---------------------------

DIAMOND HILL CAPITAL MANAGEMENT, INC. ("Diamond Hill"), located at 375 North Front Street, Columbus, OH 43215, is a registered investment adviser and serves as one of the two Sub-Advisers to the Constellation Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As Sub-Adviser, Diamond Hill makes investment decisions for that portion of the Fund's investment portfolio for which it is responsible. Diamond Hill also ensures compliance with the Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of November 30, 2005, Diamond Hill had approximately $1.3 billion in assets under management. The Sub-Advisory Agreement between CIMCO and Diamond Hill is dated [ ], 2005. The Board initially approved Diamond Hill to serve as Sub-Adviser to the Fund at its December 13, 2005 meeting and, therefore, Diamond Hill did not serve as a Sub-Adviser (and did not receive any sub-advisory fees) at any time during the most recent fiscal year ended September 30, 2005.

The name and principal occupation of the principal executive officers of Diamond Hill are listed below.

---------------------------- ---------------------------------------------------------------------------------------
NAME                         TITLE AND OCCUPATION
---------------------------- ---------------------------------------------------------------------------------------
     R. H. Dillon            President and Chief Investment Officer
---------------------------- ---------------------------------------------------------------------------------------
     James F. Laird          Chief Financial Officer
---------------------------- ---------------------------------------------------------------------------------------

The address for each person listed above is c/o Diamond Hill, 375 North Front Street, Columbus, OH 43215.

The table below provides information about other investment companies for which Diamond Hill serves as an investment adviser or sub-adviser and which has a similar investment objective to the Constellation Small Cap Value Opportunities
Fund:

----------------------------------------------------------- --------------------- --------------------------
                                                               NET ASSETS OF         INVESTMENT MANAGEMENT
   NAME OF OTHER FUND WITH SIMILAR INVESTMENT OBJECTIVE          OTHER FUND        FEE PAYABLE BY OTHER FUND
----------------------------------------------------------- --------------------- --------------------------
Diamond Hill Small Cap Fund                                 $304,000,000          0.80%
----------------------------------------------------------- --------------------- --------------------------
Diamond Hill Small-Mid Cap Fund                             $0 (scheduled to      0.75%
                                                            commence on 12/30/05
----------------------------------------------------------- --------------------- --------------------------

HILLIARD LYONS ASSET MANAGEMENT ("HLAM"), located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202, is a registered investment adviser and serves as Sub-Adviser to the Constellation HLAM Large Cap Quality Stock Fund. As Sub-Adviser, HLAM makes investment decisions for the Fund and also ensures compliance with its investment policies and guidelines. As of September 30, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.8 billion. The Sub-Advisory Agreement between CIMCO and HLAM is dated April 30, 2004 and was last approved by shareholders on October 1, 2004 for the purpose of approving a Fund reorganization. During the most recent fiscal year ended September 30, 2005, CIMCO paid HLAM a total of $76,836.17 in sub-advisory fees.

The name and principal occupation of the principal executive officers of HLAM are listed below.

---------------------------------- --------------------------------------------------------------------------
NAME                               TITLE AND OCCUPATION
---------------------------------- --------------------------------------------------------------------------
James R. Allen                     Chairman, President and CEO
---------------------------------- --------------------------------------------------------------------------
Paul J. Moretti                    Chief Financial Officer
---------------------------------- --------------------------------------------------------------------------
James M. Rogers                    Chief Operating Officer, Executive Vice President, Director
---------------------------------- --------------------------------------------------------------------------
Carmella R. Miller                 Chief Administrative Officer, Executive Vice President, Director
---------------------------------- --------------------------------------------------------------------------
John R. Bugh                       Executive Vice President
---------------------------------- --------------------------------------------------------------------------

The address for each person listed above is c/o HLAM, Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202.

HLAM does not serve as investment adviser or sub-adviser to another investment company which has a similar investment objective to the Constellation HLAM Large Cap Quality Stock Fund.

PITCAIRN INVESTMENT MANAGEMENT ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as the Sub-Adviser to the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds (the "Constellation Pitcairn Funds"). As Sub-Adviser, Pitcairn makes investment decisions for the Constellation Pitcairn Funds and also ensures compliance with the Funds' investment policies and guidelines. As of September 30, 2005, Pitcairn had approximately $1.1 billion in assets under management. The Sub-Advisory Agreement between CIMCO and Pitcairn is dated August 1, 2004 and was last approved by shareholders on July 21, 2004 for the purpose of approving a Fund reorganization. During the most recent fiscal year ended September 30, 2005, CIMCO paid Pitcairn a total of $1,020,908.73 in sub-advisory fees for the Constellation Pitcairn Diversified Value Fund, $407,988.09 in sub-advisory fees for the Constellation Pitcairn Select Value Fund, $710,404.99 in sub-advisory fees for the Constellation Pitcairn Diversified Growth Fund, $619,896.18 in sub-advisory fees for the Constellation Pitcairn Small Cap Fund, $651,498.13 in sub-advisory fees for the Constellation Pitcairn Family Heritage(R) Fund, $139,629.45 in sub-advisory fees for the Constellation Pitcairn Taxable Bond Fund and $283,938.84 in sub-advisory fees for the Constellation Pitcairn Tax-Exempt Bond Fund. During the same period, Pitcairn Trust Company received shareholder service and administrative payments pursuant to the Trust's Rule 12b-1 and shareholder services plan equal to $_______.

In May 2004, CIMCO entered into a separate agreement with Pitcairn (the "2004 Agreement") whereby CIMCO agreed, among other things, to pay Pitcairn the sub-advisory fees described and to make certain other payments to Pitcairn. The 2004 Agreement also provided that CIMCO would not propose that the Funds' Board of Trustees terminate Pitcairn, or otherwise, terminate or facilitate Pitcairn's termination, as Sub-Adviser to the Constellation Pitcairn Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. While, this agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Pitcairn in circumstances in which CIMCO would otherwise terminate Pitcairn absent the agreement, CIMCO will terminate Pitcairn as Sub-Adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action. In connection with the Transaction, CIMCO and Pitcairn have entered into an agreement to amend the 2004 Agreement (the "2005 Amendment"). The 2005 Amendment provides for, among other things, reductions in the sub-advisory fees payable to Pitcairn as well as reductions in the other payments required under the 2004 Agreement. Additionally, subject to certain terms and conditions, including the consummation of the proposed transaction, the 2005 Amendment provides that (1) Touchstone will assume CIMCO's obligations under the 2004 Agreement, as amended, and (2) CIMCO will make a substantial monetary payment to Pitcairn.

The name and principal occupation of the principal executive officers of Pitcairn are listed below.

-------------------------------------- ----------------------------------------------------------------------
NAME                                   TITLE AND OCCUPATION
-------------------------------------- ----------------------------------------------------------------------
Alvin A. Clay III                      President and Chief Executive Officer
-------------------------------------- ----------------------------------------------------------------------
Jack Yates III                         Chief Investment Officer
-------------------------------------- ----------------------------------------------------------------------
Lawrence R. Bardfeld                   Chief Legal Officer and Chief Compliance Officer
-------------------------------------- ----------------------------------------------------------------------
William C. McCormick                   Chief Financial Officer and Treasurer
-------------------------------------- ----------------------------------------------------------------------
Sally Jones                            Chief of Operations
-------------------------------------- ----------------------------------------------------------------------

The address for each person listed above is c/o Pitcairn, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046.

Pitcairn does not serve as investment adviser or sub-adviser to another investment company which has a similar investment objective to a Constellation Pitcairn Fund.

SANDS CAPITAL MANAGEMENT, LLC ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, is a registered investment adviser and serves as the Sub-Adviser to the Constellation Sands Capital Select Growth Fund. As Sub-Adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of November 30, 2005, Sands Capital Management had approximately $19 billion in assets under management. The Sub-Advisory Agreement between CIMCO and Sands Capital Management is dated August 1, 2004 and was last approved by shareholders on August 19, 2005 for the purpose of approving a reduction in the performance fee hurdle rate. During the fiscal year ended September 30, 2005, CIMCO paid Sands Capital Management a total of $771,721.73 in sub-advisory fees.

The name and principal occupation of the principal executive officers of Sands Capital Management are listed below.

----------------------------------------------- -------------------------------------------------------------
NAME                                            TITLE AND OCCUPATION
----------------------------------------------- -------------------------------------------------------------
Frank M. Sands, Sr.                             Chairman, CEO, Chief Investment Officer
----------------------------------------------- -------------------------------------------------------------
Frank M. Sands, Jr.                             President, Director of Research
----------------------------------------------- -------------------------------------------------------------
William L. Johnson                              Senior Vice President, Senior Portfolio Manager
----------------------------------------------- -------------------------------------------------------------
Robert C. Puff, Jr.                             Vice Chairman
----------------------------------------------- -------------------------------------------------------------
Robert C. Hancock                               COO, CCO, and Treasurer
----------------------------------------------- -------------------------------------------------------------

The address for each person listed above is c/o Sands Capital Management, 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209.

The table below provides information about other investment companies for which Sands Capital Management serves as an investment adviser or sub-adviser and which has a similar investment objective to the Constellation Sands Capital Select Growth Fund:

------------------------------------------------------------- ------------------- ------------------------------------
                                                                NET ASSETS OF      INVESTMENT MANAGEMENT FEE PAYABLE
    NAME OF OTHER FUND WITH SIMILAR INVESTMENT OBJECTIVE          OTHER FUND                 BY OTHER FUND
------------------------------------------------------------- ------------------- ------------------------------------
FRIC Tax Managed Growth Fund                                         $80,900,000  0.30% on the first $250 mil
                                                                                  0.25% on the next $250 mil
                                                                                  0.20% on the next $500 mil
                                                                                  0.15% on all assets over $1 bil
------------------------------------------------------------- ------------------- ------------------------------------
CGCM Funds Large Capitalization Growth Investments                  $561,300,000  0.35% on the first $300 mil
                                                                                  0.30% all over $300 mil
------------------------------------------------------------- ------------------- ------------------------------------
MassMutual Aggressive Growth Fund                                   $621,100,000  0.35% on the first $200 mil
                                                                                  0.30% on the next $300 mil
                                                                                  0.25% on all assets over $500 mil
------------------------------------------------------------- ------------------- ------------------------------------
Guidestone Growth Equity Fund                                       $397,500,000  0.30% on the first $250 mil
                                                                                  0.25% on the next $250 mil
                                                                                  0.20% on all assets over $500 mil
------------------------------------------------------------- ------------------- ------------------------------------
MGI US Large Cap Growth Equity Fund                                  $46,700,000  0.65% on the first $25 mil
                                                                                  0.50% on the next $25 mil
                                                                                  0.40% on the next $50 mil
                                                                                  0.35% on the next $150 mil
                                                                                  0.30% on all assets over $250 mil
------------------------------------------------------------- ------------------- ------------------------------------

TURNER INVESTMENT PARTNERS, INC. ("TIP"), an SEC-registered adviser located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the sub-adviser to the Constellation TIP Mid Cap and Constellation TIP Healthcare & Biotechnology Funds (the "Constellation TIP Funds"), and one of two sub-advisers to the Constellation Small Cap Value Opportunities Fund. Prior to May 7, 2004, TIP served as the investment adviser to the Turner Healthcare & Biotechnology Fund, while Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment adviser to the Turner Small Cap Value Opportunities Fund. As Sub-Adviser, TIP makes investment decisions for the Constellation TIP Funds and its allocated portion of the Constellation Small Cap Value Opportunities Fund and also ensures compliance with the Funds' investment policies and guidelines. As of October 31, 2005, TIP had approximately $17 billion in assets under management. The Sub-Advisory Agreement between CIMCO and TIP is dated March 4, 2004 and was last approved by shareholders of the Constellation TIP Healthcare & Biotechnology and Constellation Small Cap Value Opportunities Funds on April 23, 2004 for the purpose of approving a Fund reorganization and on April 13, 2005 by the sole shareholder of the Constellation TIP Mid Cap Fund in connection with the Fund's reorganization from Constellation Institutional Portfolios. During the most recent fiscal year ended September 30, 2005, CIMCO paid TIP a total of $1,555.80 in sub-advisory fees for the Constellation TIP Mid Cap Fund, $251,112.05 in sub-advisory fees for the Constellation TIP Healthcare & Biotechnology Fund and $150,221.94 in sub-advisory fees for the Constellation Small Cap Value Opportunities Fund.

The name and principal occupations of the principal executive officers of TIP are listed below.

---------------------------- ---------------------------------------------------------------------------------------
NAME                         TITLE AND OCCUPATION
---------------------------- ---------------------------------------------------------------------------------------
Thomas R. Trala              Chief Financial and Operating Officer and Secretary
---------------------------- ---------------------------------------------------------------------------------------
Mark D. Turner               Vice Chairman of the Board; President and Senior Portfolio Manager
---------------------------- ---------------------------------------------------------------------------------------
Robert E. Turner             Chairman of the Board; Chief Investment Officer; Chief Executive Officer
---------------------------- ---------------------------------------------------------------------------------------
Christopher K. McHugh        Board Member; Vice President and Senior Portfolio Manager
---------------------------- ---------------------------------------------------------------------------------------
Brian McNally                Chief Legal and Compliance Officer
---------------------------- ---------------------------------------------------------------------------------------

The principal address for each person listed above is c/o TIP, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

TIP does not serve as investment adviser or sub-adviser to another investment company which has a similar investment objective to a Constellation TIP Fund.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS. In determining whether to approve the New Sub-Advisory Agreements for each Fund and to recommend that shareholders approve the New Sub-Advisory Agreements, the Board made inquiries into a number of matters and considered the factors described in the section "Introduction to Proposal 1 and Proposal 2."

BOARD RECOMMENDATION. Based on the factors described previously, the Board recommended the approval of the New Sub-Advisory Agreements and determined that the New Sub-Advisory Agreements should be submitted to shareholders for their consideration and approval. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board, including all of the Independent Trustees, concluded that approval of each New Sub-Advisory Agreement would be in the best interests of the corresponding Fund and its shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF A FUND VOTE "FOR" THE APPLICABLE SUB-PROPOSAL(S) UNDER PROPOSALS 2(a)-2(s).

--------------------------------------------------------------------------------
                    PROPOSAL 3: ELECTION OF BOARD OF TRUSTEES
--------------------------------------------------------------------------------

It is proposed that the persons listed below (each, a "Board Nominee" and collectively, the "Board Nominees") be elected at the Special Meeting to serve as Trustees of the Trust. None of the Board Nominees currently serves on the Board of the Trust; however, each of the Board Nominees serves on each of the boards of trustees in the Touchstone mutual fund complex. The Board Nominees are Phillip R. Cox, Donald C. Siekmann, Robert E. Stautberg, and Jill T. McGruder.

Ms. McGruder would be considered an "interested person" of the Trust, as that term is defined in the 1940 Act, because she also serves as a director of Touchstone, which will become the investment adviser for the Funds upon shareholder approval, and as a director of Touchstone Securities, Inc., which will become the Funds' distributor upon consummation of the Agreement. With the exception of Ms. McGruder, each of the other Board Nominees will be considered an "Independent Trustee" of the Trust. Together, the Board Nominees will comprise the entire Board of the Trust and serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Board Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Other than Ms. McGruder, who is expected to serve as President of the Trust, none of the Board Nominees will serve as an officer of the Trust. Each of the Board Nominees has agreed to serve if elected at the Special Meeting.

It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Special Meeting for the election of the Board Nominees named above. If any Board Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust's outstanding shares.

The Board held 4 regular meetings, and 3 special meetings, during the Trust's most recent fiscal year. None of the Board Nominees was in office during the Trust's most recent fiscal year.

INFORMATION ABOUT THE BOARD NOMINEES. Listed below, for each Board Nominee, are their names and ages, as well as their proposed positions with the Trust, their principal occupations during the past five years, the number of portfolios in the Touchstone Fund complex that, if elected, they will oversee (assuming that shareholders approve Touchstone to serves as the investment adviser to each of the Funds), and any other directorships held by the Board Nominees. The business address of each Board Nominee is Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, OH, 45202.

Board Nominees for Independent Trustees:

--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
                                                                                       NUMBER OF
                                                                                     FUNDS IN FUND
                                     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING       COMPLEX
    NAME AND AGE       POSITION     TIME SERVED             PAST 5 YEARS               OVERSEEN*      OTHER DIRECTORSHIPS
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
Phillip R. Cox        Nominee      Not Applicable  President and Chief Executive          [ ]        Director of the
--------------------                               Officer of Cox Financial Corp.                    Federal Reserve Bank
Age: [57]                                          (a financial services company).                   of Cleveland and
                                                                                                     Cinergy Corporation
                                                                                                     (a utility company);
                                                                                                     Chairman of
                                                                                                     Cincinnati Bell;
                                                                                                     Director of The
                                                                                                     Timken Company (a
                                                                                                     manufacturer of
                                                                                                     bearings, alloy
                                                                                                     steels and related
                                                                                                     products and
                                                                                                     services).
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
Donald C. Siekmann    Nominee      Not Applicable  Executive Advisor for DuroBag                     None
Age: [67]                                          Manufacturing, Co. (a paper
                                                   bag manufacturer); President
                                                   of Shor Foundation for
                                                   Epilepsy Research (a
                                                   charitable foundation);
                                                   Trustee of Riverfront Funds
                                                   (mutual funds) from 1999-2004.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
Robert E. Stautberg   Nominee      Not Applicable  Retired Partner of KPMG LLP (a         [ ]        Trustee of Good
Age: [70]                                          certified public accounting                       Samaritan Hospital,
                                                   firm). He is Vice President of                    Bethesda Hospital and
                                                   St. Xavier High                                   Tri-Health, Inc.
                                                   School.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------

BOARD NOMINEE FOR INTERESTED TRUSTEE:

--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
                                                                                       NUMBER OF
                                                                                     FUNDS IN FUND
                                     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING       COMPLEX
    NAME AND AGE       POSITION     TIME SERVED             PAST 5 YEARS               OVERSEEN*      OTHER DIRECTORSHIPS
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
Jill T. McGruder(1)   Nominee      Not Applicable  Senior Vice President of The           [ ]        Director of Larosa's
Age: [50]                                          Western and Southern Life                         (a restaurant chain).
                                                   Insurance Company. President
                                                   and a director of IFS
                                                   Financial Services, Inc. (a
                                                   holding company). She is a
                                                   director of Capital Analysts
                                                   Incorporated (an investment
                                                   advisor and broker-dealer),
                                                   Integrated Fund Services, Inc.
                                                   ( the Touchstone Funds'
                                                   administrator and transfer
                                                   agent), IFS Fund Distributors,
                                                   Inc. (a broker-dealer),
                                                   Touchstone Advisors, Inc. (the
                                                   Touchstone Funds' investment
                                                   adviser) and Touchstone
                                                   Securities, Inc. (the
                                                   Touchstone Funds'
                                                   distributor). Ms. McGruder is
                                                   also President and a director
                                                   of IFS Agency Services, Inc.
                                                   (an insurance agency), W&S
                                                   Financial Group Distributors,
                                                   Inc. and IFS Systems, Inc. She
                                                   is Senior Vice President and a
                                                   director of Fort Washington
                                                   Brokerage Services, Inc. (a
                                                   broker-dealer). She is
                                                   President of Touchstone
                                                   Tax-Free Trust, Touchstone
                                                   Investment Trust, Touchstone
                                                   Variable
                                                   Series Trust and Touchstone
                                                   Strategic Trust. She was
                                                   President of Touchstone
                                                   Advisors, Inc and Touchstone
                                                   Securities, Inc. until 2004.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------

(1) Ms. McGruder, is as a director of Touchstone Advisors, Inc., which, if approved by shareholders, will become the Trust's investment adviser. She is also a director of Touchstone Securities, Inc., which, upon the consummation of the Transaction, is anticipated to become the Trust's distributor. Ms. McGruder is also an officer of various affiliates of Touchstone and Touchstone Securities, Inc. and, therefore, upon her election and the consummation of the transaction, she would be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

* The number of funds is based on each of the Touchstone Funds that a Board Nominee currently oversees, in addition to each of the Funds and the separate series of Constellation Institutional Portfolios that the Nominee would oversee if elected.

FUND SHARES OWNED BY BOARD NOMINEES. As of the date of this Proxy Statement, none of the Board Nominees serves on the Board or is a beneficial owner of shares of the Funds. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").

BOARD COMPENSATION. The aggregate compensation paid by the Trust to the Trustees serving during the most recently completed fiscal year, is set forth in the table below. No pension or retirement benefits are accrued as part of Fund expenses. Interested Trustees receive no compensation from the Trust for service as a Trustee.

BOARD NOMINEES FOR INDEPENDENT TRUSTEES:

--------------------------- ----------------------------- --------------------------------
                            AGGREGATE COMPENSATION FROM    TOTAL COMPENSATION FROM FUND
           NAME                      THE FUNDS                      COMPLEX(1)
--------------------------- ----------------------------- --------------------------------
Phillip R. Cox                          None                       $ 37,600
--------------------------- ----------------------------- --------------------------------
Donald C. Siekmann                      None                       $ 32,600
--------------------------- ----------------------------- --------------------------------
Robert E. Stautberg                     None                       $ 37,600
--------------------------- ----------------------------- --------------------------------

-------------------
(1) Represents the aggregate total compensation paid, for the 2005 calendar year, from the all of the Touchstone Funds, which, assuming shareholders approve Proposals 1 and 2, would be included in the combined Constellation and Touchstone fund complex.

AUDIT COMMITTEE. The Board has a standing Audit Committee that is currently composed of each of the Independent Trustees of the Trust. Alfred C. Salvato currently serves as chairman of the Audit Committee and Janet F. Sansone and Ronald Filante currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee meets periodically, as necessary, and met 2 times during the Trust's most recently completed fiscal year.

NOMINATING COMMITTEE. The Nominating Committee is currently comprised of Janet
F. Sansone, Chairperson; Ronald Filante and Alfred C. Salvato, each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. The Nominating Committee held no meetings during the Trust's fiscal year ended September 30, 2005. The Nominating Committee did, however, meet on November 9, 2005 to consider the subject of this Proposal. The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Janet F. Sansone, Chairman of the Nominating Committee, c/o Constellation Funds, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. In this instance, however, and in the context of the other Proposals with respect to the Funds, the Nominating Committee was willing to consider the candidates suggested by Touchstone. The terms of the Agreement authorized Touchstone to suggest trustee candidates to the Board.

The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee. The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trust's long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Board of Trustees, Constellation Funds, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Board Recommendation on Proposal 3. In considering whether to nominate the Board Nominees, the Board, through its Nominating Committee and in consultation with and advice from its independent legal counsel, first requested certain biographical information from each of the candidates. In the context of the other Proposals with respect to the Funds, the Nominating Committee was willing to consider the candidates suggested by Touchstone. The Nominating Committee then interviewed each of the proposed candidates during a teleconference on November 9, 2005. In determining to recommend that the candidates be nominated to serve as members of the Board of Trustees, the Nominating Committee considered a number of factors, including but not limited to the fact that the Board Nominees currently serve on the board of trustees for the Touchstone Funds and have distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as trustees for the Touchstone Funds brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trust. The Nominating Committee considered, among other factors, the benefits to the Board and the Funds that would be derived as a result of nominating Board Nominees who are familiar with the operations of Touchstone, experienced in serving as trustees to a fund complex that uses an "adviser/sub-adviser" asset management model and are exposed to the wide variety of issues that arise from overseeing the Funds on a day-to-day basis would bring to the Board. The Board was also satisfied that each Board Nominee demonstrated a commitment to the continued stewardship of the Funds and the accompanying fiduciary duty to the Funds' shareholders. The Board met on November 9, 2005 to consider the recommendation of the nominating committee and voted unanimously to approve the nomination of the Board Nominees to serve as Trustees, subject to approval by shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN PROPOSAL 3.

--------------------------------------------------------------------------------
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The independent registered public accounting firm of KPMG LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must approve all audit and non-audit services provided by KPMG LLP relating to the operations or financial reporting of the Trust. The Audit Committee reviews any audit or non-audit services to be provided by KPMG LLP to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by KPMG LLP. These policies and procedures require that any non-audit service to be provided by KPMG LLP to the Trust, CIMCO or any entity controlling, controlled by or under common control with CIMCO that relate directly to the operations and financial reporting of the Trust is subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

Representatives of KPMG LLP are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring KPMG LLP's presence.

AUDIT FEES. The aggregate fees billed by KPMG LLP in connection with the annual audit of the Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2004 and 2005 for the Trust were $347,000 and $367,500, respectively.

AUDIT-RELATED FEES. The were no fees billed by KPMG LLP for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal years ended September 30, 2004 and 2005. The aggregate fees billed by KPMG LLP for assurance and other services relating to the performance of the audit of the financial statements of CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the fiscal years ended September 30, 2004 and 2005 were $0.00 and $3,500, respectively. These audit-related services relate to the use of name consents. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X.

TAX FEES. The aggregate fees billed by KPMG LLP for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal years ended September 30, 2004 and 2005 were $40,000 and $48,000, respectively. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Services included review of income tax returns and annual excise distribution calculations. There were no fees billed by KPMG LLP for Tax-Related Services provided to CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended September 30, 2004 and 2005.

ALL OTHER FEES. There were no fees billed by KPMG LLP for products and services provided by the independent auditors to the Trust for the Trust's last two completed fiscal years ended September 30, 2004 and 2005. There were no fees billed for any products and services other than those set forth above provided by KPMG LLP to CIMCO and other service providers under common control with CIMCO and that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended September 30, 2004 and 2005.

AGGREGATE NON-AUDIT FEES TO THE TRUST, CIMCO AND ITS SERVICE PROVIDER AFFILIATES. There were no non-audit fees billed by KPMG LLP for services rendered to the Trust and to CIMCO and other service providers under common control with CIMCO, for the Trust's last two completed fiscal years ended September 30, 2004. In connection with its selection of the independent auditors, the Audit Committee has considered KPMG LLP's provision of non-audit services to CIMCO and other service providers under common control with CIMCO that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining the KPMG LLP's independence.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one or more of the Trust's investment advisers. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of shareholders. The Board has called the Special Meeting in order to permit the shareholders to consider and vote on the Proposals. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Trust at 1-866-242-5724. .

In addition to the solicitation of proxies by mail, the Board and officers of
the Trust, as well as employees of [       ], a proxy soliciting firm engaged by
the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Touchstone will bear the costs of the Special Meeting and the preparation and mailing of this Proxy Statement, as well as the costs associated with the solicitation of
proxies, which is anticipated to be $[       ]. This Proxy Statement is being
mailed to shareholders on or about [       ], 2005.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. The holders of 40% of the Fund's shares entitled to vote constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or "broker non-votes" (as defined below) will be counted as present and, therefore, will count towards a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment with respect to the Proposal, and will vote those proxies required to be voted AGAINST a Proposal, against such an adjournment for the Proposal.

Vote Required to Approve Proposals. With respect to Proposal 1 and Proposals 2(a)-2(s), such Proposals require the affirmative vote of a "majority of the outstanding voting securities" of the Fund to approve the Proposal. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. The approval of each of Proposal 2(a)-2(s) is contingent on the approval of Proposal 1 by the shareholders of the corresponding Fund. The approval of Proposal 1 with respect to a particular Fund is not contingent on the approval of Proposal 1 by the shareholders of any other Fund. With respect to Proposal 3, provided that a quorum is present, the affirmative vote of a plurality of the shares entitled to vote among all Funds is required to elect the Trustees.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present; however, abstentions and broker non-votes will have the same effect as a vote "against" Proposal 1 and Proposals 2(a) to 2(s). Abstentions and broker non-votes will have no effect with respect to Proposal 3, which is the election of Trustees and which requires approval by a plurality.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of new investment management agreements), although such broker may be authorized to vote such shares on routine matters for which it has discretionary authority or has received instructions from the beneficial owner. It is anticipated that such broker-dealers will have discretionary authority to vote on Proposal 3, but will not have authority to vote on Proposal 1 or Proposals 2(a)-2(s) without instructions from the beneficial owners. The absence of such instructions will result in a "broker non-vote" for that Proposal.

ADMINISTRATOR. CIMCO also serves as each Fund's administrator pursuant to an administrative agreement between the Trust, on the Funds' behalf, and CIMCO. SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, currently serves as Sub-Administrator.

DISTRIBUTOR. Constellation Investment Distribution Company Inc., 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, an affiliate of CIMCO, serves as the distributor of the Funds' shares pursuant to a distribution agreement between the Trust, on the Funds' behalf, and the Distributor. The Distributor receives no compensation for distributing Fund shares.

RECORD OWNERSHIP AND BENEFICIAL OWNERSHIP INFORMATION. The chart below depicts the number of outstanding shares for each Fund as of the Record Date:

----------------------------------------------------------------------------------- --------------------------------
                                   NAME OF FUND                                      NUMBER OF OUTSTANDING SHARES
                                   ------------                                      ----------------------------
----------------------------------------------------------------------------------- --------------------------------
Constellation Small Cap Value Opportunities Fund                                             5,651,377.73
----------------------------------------------------------------------------------- --------------------------------
Constellation TIP Mid Cap Fund                                                                 54,806.14
----------------------------------------------------------------------------------- --------------------------------
Constellation TIP Healthcare & Biotechnology Fund                                            3,890,642.88
----------------------------------------------------------------------------------- --------------------------------
Constellation Clover Core Value Fund                                                         8,319,140.32
----------------------------------------------------------------------------------- --------------------------------
Constellation Clover Small Cap Value Fund                                                    13,786,677.57
----------------------------------------------------------------------------------- --------------------------------
Constellation Clover Core Fixed Income Fund                                                  2,677,783.03
----------------------------------------------------------------------------------- --------------------------------
Constellation Chartwell Ultra Short Duration Fixed Income Fund                               27,623,388.28
----------------------------------------------------------------------------------- --------------------------------
Constellation Chartwell Short Duration Fixed Income Fund                                     10,945,536.88
----------------------------------------------------------------------------------- --------------------------------
Constellation HLAM Large Cap Quality Stock Fund                                               782,202.51
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Diversified Value Fund                                                13,247,011.74
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Diversified Growth Fund                                               19,897,578.00
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Select Value Fund                                                     5,550,353.33
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Small Cap Fund                                                        5,774,617.55
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Family Heritage(R) Fund                                               8,409,476.96
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Taxable Bond Fund                                                     4,577,095.66
----------------------------------------------------------------------------------- --------------------------------
Constellation Pitcairn Tax-Exempt Bond Fund                                                  10,421,138.82
----------------------------------------------------------------------------------- --------------------------------
Constellation Sands Capital Select Growth Fund                                               36,518,801.36
----------------------------------------------------------------------------------- --------------------------------
Constellation International Equity Fund                                                      14,443,139.62
----------------------------------------------------------------------------------- --------------------------------
Constellation Strategic Value & High Income Fund                                               64,330.21
----------------------------------------------------------------------------------- --------------------------------

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Fund, as indicated below.

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND

CHARLES SCHWAB & CO INC.                                      56.38%
ATTN: MUTUAL FUNDS/ TEAM S
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209

NATIONAL FINANCIAL SERVICES CORP                              13.47%
200 LIBERTY ST
ONE WORK FINANCIAL CENTER
NEW YORK, NY  10281-1003

NATIONAL INVESTOR SERVICES                                     5.76%
55 WATER STREET, 32ND FLOOR
New York, NY  10041-3299

CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND

CHARLES SCHWAB & CO INC.                                      56.95%
ATTN: MUTUAL FUNDS/ TEAM S
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209

NATIONAL FINANCIAL SERVICES CORP                              19.31%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK, NY  10281-1003

CONSTELLATION CLOVER CORE VALUE FUND

NATIONAL FINANCIAL SERVICES CORP                              23.12%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK, NY  10281-1003

CHARLES SCHWAB & CO INC.                                      14.16%
ATTN: MUTUAL FUNDS/ TEAM S
4500 CHERRY CREEK DR. S FL 3
DENVER, CO 80209

BILL & MELINDA GATES FOUNDATION                                9.51%
WILLIAM H GATES III TR U/A DTD 12/29/1994
2365 CARILLON PT.
KIRKLAND, WA  98033-7353

NATIONAL INVESTOR SERVICES                                     7.71%
55 WATER STREET, 32ND FLOOR
NEW YORK, NY  10041-3299

CONSTELLATION CLOVER SMALL CAP VALUE FUND

CHARLES SCHWAB & CO INC.                                      33.22%
ATTN: MUTUAL FUNDS/ TEAM S
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209

SAXON & CO.                                                   13.67%
OMNIOBUS
PO BOX 7780-1888
PHILADELPHIA, PA 19182-0001

NATIONAL FINANCIAL SERVICES CORP                              10.09%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281-1003

UMB BANK NA                                                    7.14%
CADENCE DESIGN SYSTEMS INC.
401(K) TRUST PLAN PO BOX 419784 ATTN: 5500 TEAM
KANSAS CITY, MO 64141-6784

CONSTELLATION CLOVER CORE FIXED INCOME FUND

CHARLES SCHWAB & CO INC.                                      34.07%
ATTN: MUTUAL FUNDS/ TEAM S
4500 CHERRY CREEK DR S FL 3
DENVER, CO  80209

NATIONAL FINANCIAL SERVICES CORP                              15.60%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281-1003

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND

CHARLES SCHWAB & CO                                           80.66%
101 MONTGOMERY ST.
SAN FRANCISCO, CA  94104-4122

NATIONAL FINANCIAL SERVICES CORP                               8.08%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281-1003

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

CHARLES SCHWAB & CO                                           93.45%
101 MONTGOMERY ST.
SAN FRANCISCO, CA  94104-4122

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

PETER J. MORAN FAMILY TRUST                                   45.39%
FBO N. SHARKEY K. BORGES P MORAN III
180 COUNTRY LN
PHOENIXVILLE, PA  19460-1703

NATIONAL FINANCIAL SERVICES CORP                              19.80%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281-1003

NATIONAL INVESTOR SERVICES                                     7.68%
55 WATER STREET, 32ND FLOOR
NEW YORK, NY  10041-3299

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND

PITCAIRN TRUST COMPANY                                        70.54%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        23.56%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION PITCAIRN SELECT VALUE FUND


PITCAIRN TRUST COMPANY                                        65.20%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        20.39%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        13.81%
REINVEST/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND


PITCAIRN TRUST COMPANY                                        71.11%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        23.37%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                         5.48%
REINVEST/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION PITCAIRN SMALL CAP FUND

PITCAIRN TRUST COMPANY                                        67.56%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        26.10%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                         5.51%
REINVEST/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND


PITCAIRN TRUST COMPANY                                        63.66%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        23.38%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        11.33%
REINVEST/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION PITCAIRN TAXABLE BOND FUND

PITCAIRN TRUST COMPANY                                        60.85%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        13.87%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        17.55%
REINVEST/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

SEI PRIVATE TRUST CO.                                          7.71%
C/O M&T Bank ID 337
ATTN: MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456

CONSTELLATION PITCAIRN TAX EXEMPT BOND FUND

PITCAIRN TRUST COMPANY                                        75.30%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        22.97%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND CLASS I

CHARLES SCHWAB & CO. INC.                                     46.82%
ATTN: MUTUAL FUNDS TEAM S
4500 CHERRY CREEK DR. S FL 3
DENVER, CO  80209

NATIONAL FINANCIAL SERVICES CORP                              25.10%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY  10281-1003

SAXON AND CO                                                   6.84%
PO BOX 7780-1888
PHILADELPHIA, PA  19182-0001

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND CLASS II

CHARLES SCHWAB & CO. INC.                                     25.38%
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST.
SAN FRANCISCO, CA  94104-4122

CITIGROUP GLOBAL MARKETS INC.                                 21.82%
333 WEST 34TH ST 3RD FL
NEW YORK, NY  10001-2402

PITCAIRN TRUST COMPANY                                        18.97%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PRUDENTIAL INVESTMENT MGT/ SVC. CUST.                          5.31%
ATTN: PRUCHOICE UNIT
GATEWAY CENTER 3
100 MULBERRY ST FL 11
NEWARK, NJ  07102

PITCAIRN TRUST COMPANY                                         5.20%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION INTERNATIONAL EQUITY FUND

PITCAIRN TRUST COMPANY                                        68.11%
CASH/CASH CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                        22.27%
CASH/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

PITCAIRN TRUST COMPANY                                         9.54%
REINVEST/REINVEST CAPITAL GAINS
ONE PITCAIRN PLACE STE 3000
165 TOWNSHIP LINE RD
JENKINTOWN, PA   19046-3531

CONSTELLATION TIP MID CAP FUND

THOMAS JOSEPH DIBELLA                                         24.05%
& LUCILLE MARIE DIBELLA
1 JEFF LANE
CANTON, CT  06019-2617

EDWARD WILLIAM GOLD                                           17.29%
& EATHAN KRONMAN GOLD
7 HILLCHASE CT
PIKESVILLE, MD  21208-6306

KENNETH W GAINEY & CHRISTINE M GAINEY                         16.83%
160 FARMCLIFF DR
GASTONBURY, CT  06033-4183

RONALD A CLARKE & MARTHA R CLARKE                             16.09%
477 SIMSBURY RD
BLOOMFIELD, CT  06002-2246

PETER JAMES MORAN III & JOAN LARSON MORAN                     13.71%
180 COUNTRY LANE
PHEONIXVILLE, PA  19460-1703

SEI PRIVATE TRUST COMPNAY                                     7.19%
SEP IRA A/C STEVEN L GOLD
43 DRUCE ST.
BROOKLINE, MA  02445-5831


To the best of the Fund's knowledge, as of the Record Date, no Trustee or officer of the Fund owned beneficially more than 1% of a Fund's outstanding shares.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-866-242-5742 or forward a written request to the Trust c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS. The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Constellation Funds, c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL REPORT TO SHAREHOLDERS. The Annual Report of the Trust for the fiscal year ended September 30, 2005 is available on request. The Annual Report may be obtained by written request to the Trust at the address listed above, or by telephoning 1-866-242-5742.


         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                      APPENDIX A
                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT
                               CONSTELLATION FUNDS

         AGREEMENT made this ____ day of _______, 200_, by and between Constellation Funds, a Delaware business trust (the "Trust"), and Touchstone Advisors, Inc. (the "Adviser").

         WHEREAS, the Trust is an open-end, management investment company consisting of diversified and non-diversified series and registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds, and to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

                  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Fund's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

                  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

         2. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described from time to time in the Funds' Prospectus(es) and Statement(s) of Additional Information. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                  It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds' Prospectuses and Statement of Additional Information.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified on Schedule B or Schedule C, as applicable, of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Funds held in non-interest bearing special deposits with a Federal Reserve Bank). The Adviser may, in its discretion and from time to time, waive a portion of its fee.

                  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         4. OTHER EXPENSES. Except as otherwise provided under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

         5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

                  However, the Adviser will not bear expenses of any Fund which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this
                  Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3(a) or 3(b) and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

         11. LICENSE OF ADVISER'S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

         12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at _____________________, Attn: President, and if to the Adviser at __________________________, Attn: President.

         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTELLATION FUNDS

By:

Attest: _________________


TOUCHSTONE ADVISORS, INC.

By:

Attest:

                                                                      Appendix B

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT
                               CONSTELLATION FUNDS

         AGREEMENT made this ____ day of ____, 200_, by and between Touchstone Advisors, Inc. (the "Adviser") and _______________________ (the "Sub-Adviser").

         WHEREAS, Constellation Funds, a Delaware business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______ __, 200_ (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"); and

         WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the "Allocated Assets"), including the purchase, retention and disposition of the Allocated Assets, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Adviser shall determine the Allocated Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund's Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

         (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

                  The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

         (e) The Sub-Adviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Fund's Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

         (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

         (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

         (i) Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

         Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

         (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

         (c)      Prospectus(es) of each Fund.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-Adviser's management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own, or any other sub-adviser's, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund
         (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the [state], without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

         To the Adviser at:                            _____________________
                                                       _____________________
                                                       _____________________
                                                       Attn: President

         To the Sub-Adviser at:                        _____________________
                                                       _____________________
                                                       _____________________
                                                       Attn: President

10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

         Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.                          [SUB-ADVISER]

By:                                                By:
----------------------                             ---------------------

Name:                                              Name:
--------------------                               -------------------

Title:                                             Title:
---------------------                              --------------------

                           FORM OF PROXY SOLICITED BY
                                BOARD OF TRUSTEES


TO VOTE BY INTERNET
1) Read the Proxy Statement and
   have the Proxy card on reverse
   at hand.
2) Go to [WWW.      .COM.]
3) Follow the on-line instructions.

         (a) To vote by Telephone

1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Call [1-800-          ]
3) Follow the recorded instructions.

         (b) To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on
   the reverse side.
3) Sign, date and return the
   Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                                BERWYN, PA 19312

999 999 999 999 99                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                            TO BE HELD ON FEBRUARY 10, 2006

Notice is hereby given that a special meeting of shareholders (the "Meeting") of Constellation Funds (the "Trust") will be held at the office of Constellation Investment Management Company, LP, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312, on February 10, 2006, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on the reverse side and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card.



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

The undersigned, revoking previous proxies, hereby appoints John H. Grady, Jr. and Jocelyn Fulmor or any of them, attorneys (proxy holders) full power of substitution, to vote all shares of [NAME OF FUND] (the "Fund"), a series of the Trust, as indicated above, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof. All powers may be exercised by two of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that proxy holder.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                            Date: __________________, 200_


                           ____________________________________________________
                           Signature                      Title

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

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

Please refer to the Proxy Statement discussion for each of these Proposals. If you simply sign the proxy without specifying a vote, your shares will be voted FOR each Proposal in accordance with the recommendation of the Board of Trustees. As to any other matter, said proxy holders shall vote in accordance with the views of management.

The Board of Trustees recommends a vote FOR each Proposal.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

                                                                                      FOR       AGAINST     ABSTAIN
Proposal 1.      To approve a new investment management agreement between the          0           0           0
                 Trust and Touchstone Advisors, Inc.

Proposal 2(a).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Turner Investment Partners, Inc. for
                 Constellation Small Cap Value Opportunities Fund

Proposal 2(b).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Diamond Hill Capital Management, Inc. for
                 Constellation Small Cap Value Opportunities Fund

Proposal 2(c).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Turner Investment Partners, Inc. for
                 Constellation TIP Mid Cap Fund

Proposal 2(d).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Turner Investment Partners, Inc. for
                 Constellation TIP Healthcare & Biotechnology Fund

Proposal 2(e).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Clover Capital Management, Inc. for
                 Constellation Clover Core Value Fund

Proposal 2(f).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Clover Capital Management, Inc. for
                 Constellation Clover Small Cap Value Fund

Proposal 2(g).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Clover Capital Management, Inc. for
                 Constellation Clover Core Fixed Income Fund

Proposal 2(h).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Chartwell Investment Partners for
                 Constellation Chartwell Ultra Short Duration Fixed Income Fund

Proposal 2(i).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Chartwell Investment Partners for
                 Constellation Chartwell Short Duration Fixed Income Fund

Proposal 2(j).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Hilliard Lyons Asset Management for
                 Constellation HLAM Large Cap Quality Stock Fund

Proposal 2(k).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Diversified Value Fund

Proposal 2(l).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Diversified Growth Fund

Proposal 2(m).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Select Value Fund

Proposal 2(n).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Small Cap Fund

                                                                                      FOR       AGAINST     ABSTAIN
Proposal 2(o).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Family Heritage(R) Fund

Proposal 2(p).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Taxable Bond Fund

Proposal 2(q).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Pitcairn Investment Management for
                 Constellation Pitcairn Tax-Exempt Bond Fund

Proposal 2(r).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Sands Capital Management, LLC for
                 Constellation Sands Capital Select Growth Fund

Proposal 2(s).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and AXA Rosenberg Investment Management, LLC for
                 Constellation International Equity Fund

                                                                                         FOR             WITHHOLD
Proposal 3.      To elect a Board of Trustees, as follows: Phillip R. Cox,                0                 0
                 Donald C. Siekmann, Robert E. Stautberg and Jill T. McGruder

                 (INSTRUCTION: To withhold authority to vote for any individual
                 Nominee(s), write the names of the Nominee(s) on the line below:)

                 ---------------------------------------------------


             PLEASE SIGN, DATE, AND RETURN IN THE ENCLOSED ENVELOPE.

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